Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2023

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 54.1 million square feet and 191 properties, including 13 properties under construction/redevelopment. BXP’s properties include 170 office properties, 14 retail properties (including two retail properties under construction/redevelopment), six residential properties (including one residential property under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned an eleventh consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, increasing interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, including the ongoing war in Ukraine, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including potential costs to comply with the Securities and Exchange Commission’s proposed rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 54.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 2100 Pennsylvania Avenue, Washington, DC)

Q2 2023
Table of contents

Q2 2023
Company profile
SNAPSHOT

(as of June 30, 2023)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	191
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	54.1 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	175.5 million
Closing Price, at the end of the quarter	$57.59 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	6.8%
Consolidated Market Capitalization [2]	$25.6 billion
BXP’s Share of Market Capitalization [2,3]	$25.8 billion
Unsecured Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director;	Raymond A. Ritchey	Senior Executive Vice President
	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Kelly A. Ayotte		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Bruce W. Duncan		Bryan J. Koop	Executive Vice President, Boston Region
Carol B. Einiger		Robert E. Pester	Executive Vice President, San Francisco Region
Diane J. Hoskins	Chair of Sustainability Committee	Hilary Spann	Executive Vice President, New York Region
Mary E. Kipp	Chair of Audit Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Matthew J. Lustig	Chair of Nominating & Corporate		Region
	Governance Committee	John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 26.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2023
Guidance and assumptions
GUIDANCE

BXP’s guidance for the third quarter 2023 and full year 2023 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on August 1, 2023 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 56. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2023		Full Year 2023
	Low	High	Low	High
Projected EPS (diluted)	$0.63	$0.65	$2.42	$2.47
Add:
Projected Company share of real estate depreciation and amortization	1.20	1.20	4.82	4.82
Projected FFO per share (diluted)	$1.83	$1.85	$7.24	$7.29

ASSUMPTIONS
(dollars in thousands)

	Full Year 2023
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	89.50%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	—%	0.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.50%	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$100,000	$105,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(30,000)	$(28,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$115,000	$125,000
Termination income	$4,000	$5,000

Other revenue (expense):
Development, management services and other revenue	$35,000	$37,000
General and administrative expense [1]	$(164,000)	$(157,000)
Consolidated net interest expense [2]	$(515,000)	$(505,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(154,000)	$(151,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.
2 Excludes $(97M) - $(94M) for full year 2023 of BXP’s share of projected interest expense from unconsolidated joint ventures.

Q2 2023
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-23	31-Mar-23
Net income attributable to Boston Properties, Inc.	$104,299	$77,890
Net income attributable to Boston Properties, Inc. per share - diluted	$0.66	$0.50
FFO attributable to Boston Properties, Inc. [1]	$292,844	$271,951
Diluted FFO per share [1]	$1.86	$1.73
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$248,588	$245,861

Selected items:
Revenue	$817,153	$803,200
Recoveries from clients	$129,528	$134,010
Service income from clients	$2,846	$2,227
BXP’s Share of revenue [3]	$805,187	$789,411
BXP’s Share of straight-line rent [3]	$24,927	$23,863
BXP’s Share of fair value lease revenue [3,4]	$6,776	$4,579
BXP’s Share of termination income [3]	$3,225	$900
Ground rent expense	$3,441	$3,810
Capitalized interest	$10,564	$10,589
Capitalized wages	$4,580	$4,491
Loss from unconsolidated joint ventures	$(6,668)	$(7,569)
BXP’s share of FFO from unconsolidated joint ventures [5]	$19,088	$18,076
Net income attributable to noncontrolling interests in property partnerships	$19,768	$18,660
FFO attributable to noncontrolling interests in property partnerships [6]	$37,626	$36,371

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$3,516	$3,844
Below-market rents (included within Other Liabilities)	$42,516	$48,694
Accrued rental income liability (included within Other Liabilities)	$123,212	$127,005

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.18	3.27
Interest Coverage Ratio (including capitalized interest) [7]	2.93	3.00
Fixed Charge Coverage Ratio [7]	2.54	2.67
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.31	7.78
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	0.0%	0.4%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	2.2%	4.8%
FAD Payout Ratio [2]	69.23%	69.98%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.1%	62.7%
Occupancy % of In-Service Properties [10]	88.3%	88.6%
Leased % of In-Service Properties [11]	90.4%	91.0%

Capitalization:
Consolidated Debt	$15,456,205	$14,709,436
BXP’s Share of Debt [12]	$15,706,496	$14,955,407
Consolidated Market Capitalization	$25,563,883	$24,206,901
Consolidated Debt/Consolidated Market Capitalization	60.46%	60.77%
BXP’s Share of Market Capitalization [12]	$25,814,174	$24,452,872
BXP’s Share of Debt/BXP’s Share of Market Capitalization [12]	60.84%	61.16%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended June 30, 2023, see page 35.
6For a quantitative reconciliation for the three months ended June 30, 2023, see page 32.
7For a quantitative reconciliation for the three months ended June 30, 2023 and March 31, 2023, see page 30.
8For a quantitative reconciliation for the three months ended June 30, 2023 and March 31, 2023, see page 29.
9For a quantitative reconciliation for the three months ended June 30, 2023 and March 31, 2023, see pages 10, 64 and 65.
10Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
12For a quantitative reconciliation for June 30, 2023, see page 26.

Q2 2023
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Jun-23	31-Mar-23
ASSETS
Real estate	$24,642,681	$24,314,813
Construction in progress	482,850	618,770
Land held for future development	637,191	626,137
Right of use assets - finance leases	237,526	237,503
Right of use assets - operating leases	166,421	166,699
Less accumulated depreciation	(6,568,568)	(6,424,547)
Total real estate	19,598,101	19,539,375
Cash and cash equivalents	1,581,575	918,952
Cash held in escrows	46,915	45,330
Investments in securities	33,481	32,099
Tenant and other receivables, net	91,968	85,603
Related party note receivable, net	88,834	78,544
Sales-type lease receivable, net	13,250	13,028
Accrued rental income, net	1,318,320	1,297,767
Deferred charges, net	710,820	720,174
Prepaid expenses and other assets	77,457	141,933
Investments in unconsolidated joint ventures	1,780,959	1,752,617
Total assets	$25,341,680	$24,625,422

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,274,764	$3,273,553
Unsecured senior notes, net	10,985,395	10,240,967
Unsecured line of credit	—	—
Unsecured term loan, net	1,196,046	1,194,916
Lease liabilities - finance leases	251,874	250,567
Lease liabilities - operating leases	204,826	204,435
Accounts payable and accrued expenses	434,574	397,798
Dividends and distributions payable	171,465	171,427
Accrued interest payable	111,088	114,400
Other liabilities	418,813	465,276
Total liabilities	17,048,845	16,313,339

Commitments and contingencies	—	—
Redeemable deferred stock units	6,292	5,599

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,932,300 and 156,908,693 issued and 156,853,400 and 156,829,793 outstanding at June 30, 2023 and March 31, 2023, respectively	1,569	1,568
Additional paid-in capital	6,561,161	6,549,314
Dividends in excess of earnings	(516,550)	(467,159)
Treasury common stock at cost, 78,900 shares at June 30, 2023 and March 31, 2023	(2,722)	(2,722)
Accumulated other comprehensive loss	(3,406)	(18,214)
Total stockholders’ equity attributable to Boston Properties, Inc.	6,040,052	6,062,787

Noncontrolling interests:
Common units of the Operating Partnership	689,123	691,627
Property partnerships	1,557,368	1,552,070
Total equity	8,286,543	8,306,484
Total liabilities and equity	$25,341,680	$24,625,422

Q2 2023
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-23	31-Mar-23
Revenue
Lease	$761,733	$756,875
Parking and other	26,054	23,064
Insurance proceeds	930	945
Hotel revenue	13,969	8,101
Development and management services	9,858	8,980
Direct reimbursements of payroll and related costs from management services contracts	4,609	5,235
Total revenue	817,153	803,200
Expenses
Operating	150,735	147,182
Real estate taxes	137,566	139,432
Demolition costs	738	2,275
Restoration expenses related to insurance claims	1,997	2,419
Hotel operating	8,161	6,671
General and administrative [1]	44,175	55,802
Payroll and related costs from management services contracts	4,609	5,235
Transaction costs	308	911
Depreciation and amortization	202,577	208,734
Total expenses	550,866	568,661
Other income (expense)
Loss from unconsolidated joint ventures	(6,668)	(7,569)
Gains from investments in securities [1]	1,571	1,665
Unrealized gain on non-real estate investment	124	259
Interest and other income (loss)	17,343	10,941
Interest expense	(142,473)	(134,207)
Net income	136,184	105,628
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,768)	(18,660)
Noncontrolling interest - common units of the Operating Partnership [2]	(12,117)	(9,078)
Net income attributable to Boston Properties, Inc.	$104,299	$77,890

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.67	$0.50
Net income attributable to Boston Properties, Inc. per share - diluted	$0.66	$0.50

_____________
1General and administrative expense includes $1.6 million and $1.7 million and Gains from investments in securities include $1.6 million and $1.7 million for the three months ended June 30, 2023 and March 31, 2023, respectively, related to the Company’s deferred compensation plan.
2For additional detail, see page 6.

Q2 2023
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-23	31-Mar-23
Net income attributable to Boston Properties, Inc.	$104,299	$77,890
Add:
Noncontrolling interest - common units of the Operating Partnership	12,117	9,078
Noncontrolling interests in property partnerships	19,768	18,660
Net income	136,184	105,628
Add:
Depreciation and amortization expense	202,577	208,734
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,858)	(17,711)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	25,756	25,645
Corporate-related depreciation and amortization	(442)	(469)
Less:
Unrealized gain on non-real estate investment	124	259
Noncontrolling interests in property partnerships	19,768	18,660
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	326,325	302,908
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	33,481	30,957
FFO attributable to Boston Properties, Inc.	$292,844	$271,951

Boston Properties, Inc.’s percentage share of Basic FFO	89.74%	89.78%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.26%	10.22%
Basic FFO per share	$1.87	$1.73
Weighted average shares outstanding - basic	156,826	156,803
Diluted FFO per share	$1.86	$1.73
Weighted average shares outstanding - diluted	157,218	157,043

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-23	31-Mar-23
Basic FFO	$326,325	$302,908
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	326,325	302,908
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	33,383	30,927
Boston Properties, Inc.’s share of Diluted FFO	$292,942	$271,981

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-23	31-Mar-23
Shares/units for Basic FFO	174,748	174,652
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	392	240
Shares/units for Diluted FFO	175,140	174,892
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,922	17,849
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,218	157,043

Boston Properties, Inc.’s percentage share of Diluted FFO	89.77%	89.79%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation for the three months ended June 30, 2023, see page 32.
3For a quantitative reconciliation for the three months ended June 30, 2023, see page 35.

Q2 2023
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Jun-23	31-Mar-23
Net income attributable to Boston Properties, Inc.	$104,299	$77,890
Add:
Noncontrolling interest - common units of the Operating Partnership	12,117	9,078
Noncontrolling interests in property partnerships	19,768	18,660
Net income	136,184	105,628
Add:
Depreciation and amortization expense	202,577	208,734
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,858)	(17,711)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	25,756	25,645
Corporate-related depreciation and amortization	(442)	(469)
Less:
Unrealized gain on non-real estate investment	124	259
Noncontrolling interests in property partnerships	19,768	18,660
Basic FFO	326,325	302,908
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	3,231	5,519
BXP’s Share of hedge amortization, net of costs [1]	1,750	1,750
BXP’s share of fair value interest adjustment [1]	499	499
BXP’s Share of straight-line ground rent expense adjustment [1,5]	811	543
Stock-based compensation	14,935	25,935
Non-real estate depreciation	442	469
Unearned portion of capitalized fees from consolidated joint ventures [6]	957	622
Less:
BXP’s Share of straight-line rent [1]	24,927	23,863
BXP’s Share of fair value lease revenue [1,7]	6,776	4,579
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	43,992	45,155
BXP’s Share of maintenance capital expenditures [1,8]	24,132	18,508
Amortization and accretion related to sales type lease	229	226
Hotel improvements, equipment upgrades and replacements	306	53
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$248,588	$245,861

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$172,092	$172,054

FAD Payout Ratio[1] (B÷A)	69.23%	69.98%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation for the three months ended June 30, 2023, see page 32.
3For a quantitative reconciliation for the three months ended June 30, 2023, see page 35.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2025 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 60 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q2 2023
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Jun-23	30-Jun-22
Net income attributable to Boston Properties, Inc.	$104,299	$222,989
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,117	25,708
Noncontrolling interest in property partnerships	19,768	18,546
Net income	136,184	267,243
Add:
Interest expense	142,473	104,142
Depreciation and amortization expense	202,577	183,146
Transaction costs	308	496
Payroll and related costs from management services contracts	4,609	3,239
General and administrative expense	44,175	34,665
Less:
Other income - assignment fee	—	6,624
Interest and other income (loss)	17,343	1,195
Unrealized gain on non-real estate investment	124	—
Gains (losses) from investments in securities	1,571	(4,716)
Loss from unconsolidated joint ventures	(6,668)	(54)
Gains on sales of real estate	—	96,247
Direct reimbursements of payroll and related costs from management services contracts	4,609	3,239
Development and management services revenue	9,858	6,354
Net Operating Income (NOI)	503,489	484,042
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	42,254	35,710
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,958	47,862
BXP’s Share of NOI	497,785	471,890
Less:
Termination income	(164)	1,922
BXP’s share of termination income from unconsolidated joint ventures [1]	3,113	(1)
Add:
Partners’ share of termination income from consolidated joint ventures [2]	(276)	641
BXP’s Share of NOI (excluding termination income)	$494,560	$470,610

Net Operating Income (NOI)	$503,489	$484,042
Less:
Termination income	(164)	1,922
NOI from non Same Properties (excluding termination income) [3]	47,480	26,993
Same Property NOI (excluding termination income)	456,173	455,127
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	48,234	47,221
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	39,141	35,711
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	3,681	248
BXP’s Share of Same Property NOI (excluding termination income)	$443,399	$443,369

_____________
1For a quantitative reconciliation for the three months ended June 30, 2023, see page 63.
2For a quantitative reconciliation for the three months ended June 30, 2023, see pages 60-61.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2023 and therefore are no longer a part of the Company’s property portfolio.

Q2 2023
Reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Jun-23	30-Jun-22
Net income attributable to Boston Properties, Inc.	$104,299	$222,989
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,117	25,708
Noncontrolling interest in property partnerships	19,768	18,546
Net income	136,184	267,243
Add:
Interest expense	142,473	104,142
Depreciation and amortization expense	202,577	183,146
Transaction costs	308	496
Payroll and related costs from management services contracts	4,609	3,239
General and administrative expense	44,175	34,665
Less:
Other income - assignment fee	—	6,624
Interest and other income (loss)	17,343	1,195
Unrealized gain on non-real estate investment	124	—
Gains (losses) from investments in securities	1,571	(4,716)
Loss from unconsolidated joint ventures	(6,668)	(54)
Gains on sales of real estate	—	96,247
Direct reimbursements of payroll and related costs from management services contracts	4,609	3,239
Development and management services revenue	9,858	6,354
Net Operating Income (NOI)	503,489	484,042
Less:
Straight-line rent	26,493	21,601
Fair value lease revenue	5,850	1,919
Amortization and accretion related to sales type lease	229	—
Termination income	(164)	1,922
Add:
Straight-line ground rent expense adjustment [1]	578	631
Lease transaction costs that qualify as rent inducements [2]	3,402	4,452
NOI - cash (excluding termination income)	475,061	463,683
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	34,102	22,510
Same Property NOI - cash (excluding termination income)	440,959	441,173
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	43,732	46,996
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	35,250	26,426
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,832	248
BXP’s Share of Same Property NOI - cash (excluding termination income)	$429,645	$420,355

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $91 and $115 for the three months ended June 30, 2023 and 2022, respectively. As of June 30, 2023, the Company has remaining lease payments aggregating approximately $24.4 million, all of which it expects to incur by the end of 2025 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2025 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2023 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2023, see page 61.
5For a quantitative reconciliation for the three months ended June 30, 2023, see page 63.

Q2 2023
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-23	30-Jun-22	Change	Change	30-Jun-23	30-Jun-22	Change	Change
Rental Revenue [2]	$713,880	$699,101			$26,222	$25,912
Less: Termination income	(164)	1,789			—	—
Rental revenue (excluding termination income) [2]	714,044	697,312	$16,732	2.4%	26,222	25,912	$310	1.2%
Less: Operating expenses and real estate taxes	270,149	253,044	17,105	6.8%	13,944	15,053	(1,109)	(7.4)%
NOI (excluding termination income) [2,3]	$443,895	$444,268	$(373)	(0.1)%	$12,278	$10,859	$1,419	13.1%

Rental revenue (excluding termination income) [2]	$714,044	$697,312	$16,732	2.4%	$26,222	$25,912	$310	1.2%
Less: Straight-line rent and fair value lease revenue	19,187	18,933	254	1.3%	7	104	(97)	(93.3)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,402	4,493	(1,091)	(24.3)%	—	(41)	41	100.0%
Subtotal	698,259	682,872	15,387	2.3%	26,215	25,767	448	1.7%
Less: Operating expenses and real estate taxes	270,149	253,044	17,105	6.8%	13,944	15,053	(1,109)	(7.4)%
Add: Straight-line ground rent expense [5]	578	631	(53)	(8.4)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$428,688	$430,459	$(1,771)	(0.4)%	$12,271	$10,714	$1,557	14.5%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-23	30-Jun-22	Change	Change	30-Jun-23	30-Jun-22	Change	Change
Rental Revenue [2]	$740,102	$725,013			$61,871	$56,360
Less: Termination income	(164)	1,789			3,113	(1)
Rental revenue (excluding termination income) [2]	740,266	723,224	$17,042	2.4%	58,758	56,361	$2,397	4.3%
Less: Operating expenses and real estate taxes	284,093	268,097	15,996	6.0%	23,298	20,898	2,400	11.5%
NOI (excluding termination income) [2,3]	$456,173	$455,127	$1,046	0.2%	$35,460	$35,463	$(3)	—%

Rental revenue (excluding termination income) [2]	$740,266	$723,224	$17,042	2.4%	$58,758	$56,361	$2,397	4.3%
Less: Straight-line rent and fair value lease revenue	19,194	19,037	157	0.8%	3,292	9,517	(6,225)	(65.4)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,402	4,452	(1,050)	(23.6)%	108	87	21	24.1%
Subtotal	724,474	708,639	15,835	2.2%	55,574	46,931	8,643	18.4%
Less: Operating expenses and real estate taxes	284,093	268,097	15,996	6.0%	23,298	20,898	2,400	11.5%
Add: Straight-line ground rent expense [5]	578	631	(53)	(8.4)%	142	145	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$440,959	$441,173	$(214)	—%	$32,418	$26,178	$6,240	23.8%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-23	30-Jun-22	Change	Change	30-Jun-23	30-Jun-22	Change	Change
Rental Revenue [2]	$80,105	$77,142			$721,868	$704,231
Less: Termination income	(276)	641			3,225	1,147
Rental revenue (excluding termination income) [2]	80,381	76,501	$3,880	5.1%	718,643	703,084	$15,559	2.2%
Less: Operating expenses and real estate taxes	32,147	29,280	2,867	9.8%	275,244	259,715	15,529	6.0%
NOI (excluding termination income) [2,3]	$48,234	$47,221	$1,013	2.1%	$443,399	$443,369	$30	—%

Rental revenue (excluding termination income) [2]	$80,381	$76,501	$3,880	5.1%	$718,643	$703,084	$15,559	2.2%
Less: Straight-line rent and fair value lease revenue	4,781	225	4,556	2,024.9%	17,705	28,329	(10,624)	(37.5)%
Add: Lease transaction costs that qualify as rent inducements [4]	279	—	279	100.0%	3,231	4,539	(1,308)	(28.8)%
Subtotal	75,879	76,276	(397)	(0.5)%	704,169	679,294	24,875	3.7%
Less: Operating expenses and real estate taxes	32,147	29,280	2,867	9.8%	275,244	259,715	15,529	6.0%
Add: Straight-line ground rent expense [5]	—	—	—	—%	720	776	(56)	(7.2)%
NOI - cash (excluding termination income) 2, [3]	$43,732	$46,996	$(3,264)	(6.9)%	$429,645	$420,355	$9,290	2.2%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $91 and $115 for the three months ended June 30, 2023 and 2022, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q2 2023
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-23	31-Mar-23
Maintenance capital expenditures	$29,015	$21,455
Planned capital expenditures associated with acquisition properties	33	38
Repositioning capital expenditures	7,252	3,455
Hotel improvements, equipment upgrades and replacements	306	53
Subtotal	36,606	25,001
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	338	269
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,498	1,718
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	5,221	3,216
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	925	301
BXP’s Share of Capital Expenditures [1]	$32,296	$23,471

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Jun-23	31-Mar-23
Square feet	891,347	775,445
Tenant improvements and lease commissions PSF	$60.70	$72.81

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Includes 100% of unconsolidated joint ventures.

Q2 2023
Acquisitions and dispositions
For the period from January 1, 2023 through June 30, 2023
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
13100 and 13150 Worldgate Drive (50% ownership) [1]	Herndon, VA	January 31, 2023	N/A	$17,000	$—	$17,000	N/A
Total Acquisitions			—	$17,000	$—	$17,000	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
N/A			—	$—	$—	$—
Total Dispositions			—	$—	$—	$—

___________________
1Consists of two vacant office buildings aggregating approximately 350,000 rentable square feet and a 1,200-space structured parking deck situated on a 10-acre site. The joint venture intends to redevelop the property for residential use and the vacant properties are not reflected in the Company’s in-service property listing. There can be no assurance that the joint venture will commence the development as currently contemplated or at all.

Q2 2023
Construction in progress
20as of June 30, 2023
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 6/30/2023	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
140 Kendrick - Building A (Redevelopment) [6]	Q3 2023	Q3 2023	Needham, MA	104,000	$21,392	$26,600	$—	$—	$5,208	100%		—%	N/A
360 Park Avenue South (42% ownership) [7]	Q1 2024	Q4 2025	New York, NY	450,000	204,056	248,000	92,774	91,371	42,541	2%		—%	N/A
Reston Next Office Phase II	Q2 2024	Q2 2025	Reston, VA	90,000	35,535	61,000	—	—	25,465	—%		—%	N/A
Total Office Properties under Construction				644,000	260,983	335,600	92,774	91,371	73,214	18%		—%	—

Lab/Life Sciences
751 Gateway (49% ownership)	Q4 2023	Q4 2023	South San Francisco, CA	231,000	103,738	127,600	—	—	23,862	100%		—%	N/A
103 CityPoint	Q1 2024	Q3 2024	Waltham, MA	113,000	75,251	115,100	—	—	39,849	—%		—%	N/A
180 CityPoint	Q1 2024	Q4 2024	Waltham, MA	329,000	191,337	274,700	—	—	83,363	43%		—%	N/A
300 Binney Street (Redevelopment)	Q1 2025	Q1 2025	Cambridge, MA	236,000	22,359	210,200	—	—	187,841	100%		—%	N/A
105 Carnegie Center (Redevelopment)	Q4 2024	Q2 2025	Princeton, NJ	73,000	1,868	40,600	—	—	38,732	—%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q4 2025	South San Francisco, CA	327,000	76,106	146,500	—	—	70,394	14%		—%	N/A
290 Binney Street	Q2 2026	Q2 2026	Cambridge, MA	566,000	152,817	1,185,200	—	—	1,032,383	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,875,000	623,476	2,099,900	—	—	1,476,424	65%		—%	N/A

Residential
Reston Next Residential (508 units) (20% ownership)	Q2 2024	Q2 2026	Reston, VA	417,000	23,324	47,700	28,000	7,913	4,289	—%		—%	N/A
Total Residential Property under Construction				417,000	23,324	47,700	28,000	7,913	4,289	—%		—%	N/A
Retail
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	9,643	43,800	—	—	34,157	100%		—%	N/A
Reston Next Retail	Q2 2025	Q4 2025	Reston, VA	33,000	20,610	26,600	—	—	5,990	—%		—%	N/A
Total Retail Properties under Construction				151,000	30,253	70,400	—	—	40,147	78%		—	N/A
Total Properties Under Construction				3,087,000	$938,036	$2,553,600	$120,774	$99,284	$1,594,074	54%	[8]	—%	$—

PROJECTS FULLY PLACED IN-SERVICE DURING 2023

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 6/30/2023	Estimated Future Equity Requirement [2]			Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location	Square Feet
2100 Pennsylvania Avenue	Q2 2022	Q3 2024	Washington, DC	475,849	$344,256	$375,900	$—	$—	$31,644	91%		$3,007
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	63,000	174,000	182,300	—	—	8,300	N/A		N/A [9]
Total Projects Fully Placed In-Service				538,849	$518,256	$558,200	$—	$—	$39,944	91%	[10]	$3,007

Q2 2023
Construction in progress (continued)

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 28, 2023, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income for the three months ended June 30, 2023. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 54.
6On July 20, 2023, the project was fully placed into service.
7Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests.
8Total percentage leased excludes Residential.
9 Result of operations from the View Boston Observatory is included within the result of operations from 800 Boylston Street - The Prudential Center.
10Total percentage leased excludes View Boston Observatory at The Prudential Center.

Q2 2023
Land parcels and purchase options
as of June 30, 2023

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [1]	2,229,000
San Jose, CA [2]	2,199,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% ownership) [3]	1,088,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Springfield, VA	422,000
Waltham, MA	365,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Lexington, MA [2]	259,000
Rockville, MD [2]	252,000
Dulles, VA	150,000
Total	13,692,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	887,000
Boston, MA	1,300,000
Waltham, MA 4	1,200,000
Total	3,387,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 20-23.
3The number of square feet increased by 390,000 square feet from the previous quarter because, in the second quarter of 2023, a joint venture in which BXP has a 55% interest elected to pause further construction on Platform 16 in San Jose, CA. Platform 16 was planned to be constructed in phases to best accommodate market demand. The Company expects this joint venture will complete the underground parking garage and building foundation elements over the next several months to ensure that the project is positioned to mobilize quickly as demand improves. Our share of the estimated cost to complete the garage and foundation is approximately $45.8 million.
4The Company expects to be a 50% partner in the future development of these sites.

Q2 2023
Leasing activity
for the three months ended June 30, 2023

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,569,935
Less:
Property dispositions/properties taken out of service	—
Add:
Properties placed (and partially placed) in-service [1]	181,597
Leases expiring or terminated during the period	1,093,663
Total space available for lease	6,845,195

1st generation leases	151,087
2nd generation leases with new clients	556,310
2nd generation lease renewals	335,037
Total space leased	1,042,434

Vacant space available for lease at the end of the period	5,802,761
Net (increase)/decrease in available space	(232,826)

Second generation leasing information: [2]
Leases commencing during the period (SF)	891,347
Weighted average lease term (months)	88
Weighted average free rent period (days)	186
Total transaction costs per square foot [3]	$60.70
Increase (decrease) in gross rents [4]	6.31%
Increase (decrease) in net rents [5]	10.02%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [7]	gross [4,6]	net [5,6]
Boston	30,669	260,659	291,328	12.19%	19.82%	319,999
Los Angeles	—	1,088	1,088	—%	—%	615
New York	120,418	203,049	323,467	31.20%	63.76%	279,731
San Francisco	—	75,625	75,625	8.84%	13.25%	101,201
Seattle	—	—	—	—%	—%	—
Washington, DC	—	350,926	350,926	(5.63)%	(8.45)%	235,990
Total / Weighted Average	151,087	891,347	1,042,434	6.31%	10.02%	937,536

_____________
1Total square feet of properties placed in service in Q2 2023 consists of 181,597 at 2100 Pennsylvania Avenue.
2Second generation leases are defined as leases for space that has previously been leased. Of the 891,347 square feet of second generation leases that commenced in Q2 2023, leases for 776,928 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 554,458 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 554,458 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 116,230.

Q2 2023
Portfolio overview
for the three months ended June 30, 2023
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,567,137	1,047,962	550,114	330,000	16,495,213
Los Angeles	2,186,718	126,377	—	—	2,313,095
New York	12,107,206	486,390	—	—	12,593,596
San Francisco	6,998,093	353,708	318,171	—	7,669,972
Seattle	1,507,450	26,472	—	—	1,533,922
Washington, DC	9,245,077	692,186	493,241	—	10,430,504
Total	46,611,681	2,733,095	1,361,526	330,000	51,036,302
% of Total	91.33%	5.36%	2.67%	0.64%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$721,161	$55,968	$11,688	$13,869	$802,686
Less:
Partners’ share from consolidated joint ventures [4]	70,663	9,442	—	—	80,105
Add:
BXP’s share from unconsolidated joint ventures [5]	62,236	3,216	2,682	—	68,134
BXP’s Share of Rental revenue [1]	$712,734	$49,742	$14,370	$13,869	$790,715
% of Total	90.14%	6.29%	1.82%	1.75%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	29.35%	6.97%	36.32%
Los Angeles	2.58%	—%	2.58%
New York	23.70%	1.98%	25.68%
San Francisco	16.45%	2.29%	18.74%
Seattle	3.21%	—%	3.21%
Washington, DC	3.49%	9.98%	13.47%
Total	78.78%	21.22%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.
3Excludes approximately $100 of revenue from retail clients that is included in Retail.
4See page 61 for additional information.
5See page 63 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q2 2023
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-23	31-Mar-23	30-Jun-23	31-Mar-23
Rental Revenue [2]	$12,253	$11,726	$13,969	$8,101
Less: Operating expenses and real estate taxes	5,783	5,463	8,161	6,671
Net Operating Income (NOI) [2]	6,470	6,263	5,808	1,430
Add: BXP’s share of NOI from unconsolidated joint ventures	1,722	1,751	N/A	N/A
BXP’s Share of NOI [2]	$8,192	$8,014	$5,808	$1,430

Rental Revenue [2]	$12,253	$11,726	$13,969	$8,101
Less: Straight line rent and fair value lease revenue	9	15	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	12,244	11,711	13,971	8,103
Less: Operating expenses and real estate taxes	5,783	5,463	8,161	6,671
NOI - cash basis [2]	6,461	6,248	5,810	1,432
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,722	1,751	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,183	$7,999	$5,810	$1,432

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-23	30-Jun-22
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,221	$3,957	6.67%
Average Rental Rate Per Occupied Square Foot		$5.78	$5.45	6.06%
Average Physical Occupancy		94.32%	95.61%	(1.35)%
Average Economic Occupancy		94.03%	94.81%	(0.82)%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,065	$2,774	10.49%
Average Rental Rate Per Occupied Square Foot		$5.62	$5.11	9.98%
Average Physical Occupancy		95.83%	95.24%	0.62%
Average Economic Occupancy		95.81%	94.28%	1.62%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,440	$4,097	8.37%
Average Rental Rate Per Occupied Square Foot		$4.91	$4.57	7.44%
Average Physical Occupancy		96.51%	97.67%	(1.19)%
Average Economic Occupancy		97.48%	97.10%	0.39%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		77.20%	73.50%	5.03%
Average Daily Rate		$371.58	$349.99	6.17%
Revenue Per Available Room		$286.79	$257.32	11.45%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,447	$3,391	1.65%
Average Rental Rate Per Occupied Square Foot		$4.39	$4.15	5.78%
Average Physical Occupancy		92.37%	83.83%	10.19%
Average Economic Occupancy		89.93%	81.73%	10.03%

Q2 2023
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-23	30-Jun-22
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,663	$2,683	(0.75)%
Average Rental Rate Per Occupied Square Foot		$2.77	$2.77	—%
Average Physical Occupancy		94.62%	95.14%	(0.55)%
Average Economic Occupancy		93.59%	94.78%	(1.26)%

Total In-Service Residential Units	1,716
_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3Excludes retail space.

Q2 2023
In-service property listing

as of June 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,764,777	93.5%	96.4%	$80.90
800 Boylston Street - The Prudential Center [4]	CBD Boston MA	1	1,274,915	95.0%	95.5%	71.13
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,821	92.9%	95.6%	74.80
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	93.5%	100.0%	75.26
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	789,375	99.8%	99.8%	88.01
100 Causeway Street (50% ownership) [5]	CBD Boston MA	1	633,819	94.6%	94.6%	74.27
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	98.7%	98.7%	59.62
Prudential Center (retail shops) [6]	CBD Boston MA	—	484,626	96.1%	96.3%	102.11
The Hub on Causeway - Podium (50% ownership) [5]	CBD Boston MA	1	382,988	93.8%	93.8%	64.46
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	81.62
Star Market at the Prudential Center [6]	CBD Boston MA	1	57,236	100.0%	100.0%	61.64
Subtotal		10	8,356,799	95.1%	96.9%	$77.29

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$90.02
325 Main Street [7]	East Cambridge MA	1	414,565	91.4%	91.4%	110.87
125 Broadway [7]	East Cambridge MA	1	271,000	100.0%	100.0%	137.87
355 Main Street	East Cambridge MA	1	259,640	99.3%	99.3%	81.72
90 Broadway	East Cambridge MA	1	223,771	98.1%	98.1%	77.60
255 Main Street	East Cambridge MA	1	215,394	87.9%	87.9%	104.33
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	86.86
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	73.77
250 Binney Street	East Cambridge MA	1	67,362	100.0%	100.0%	49.70
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	56.02
Subtotal		10	2,466,990	97.2%	97.2%	$92.66

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	997,574	55.7%	56.5%	$48.83
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	51.7%	51.7%	47.09
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	100.0%	58.00
140 Kendrick Street	Route 128 Mass Turnpike MA	2	314,434	79.2%	79.2%	52.15
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	90.8%	90.8%	44.08
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	90.5%	90.5%	46.82
200 West Street	Route 128 Mass Turnpike MA	1	273,682	83.8%	97.5%	77.56
880 Winter Street [7]	Route 128 Mass Turnpike MA	1	243,618	97.2%	97.2%	94.94
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	90.9%	95.6%	56.28
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%	98.1%	56.52
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	100.0%	100.0%	53.73
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	56.2%	58.6%	47.19
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	136,882	100.0%	100.0%	83.16
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	120,681	100.0%	100.0%	52.93
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	100.0%	53.10
The Point [6]	Route 128 Mass Turnpike MA	1	16,300	100.0%	100.0%	60.53
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	100.0%	73.06
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	100.0%	28.87
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	100.0%	66.02
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	100.0%	47.83
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	100.0%	71.66
Subtotal		26	4,762,907	79.6%	80.9%	$57.10

Boston Office Total:		46	15,586,696	90.7%	92.1%	$74.47

Residential
Hub50House (440 units) (50% ownership) [5]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q2 2023
In-service property listing (continued)

as of June 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		50	16,495,213

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,131,511	87.7%	87.7%	$74.37
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,107,180	84.1%	84.1%	71.09
Santa Monica Business Park Retail (55% ownership) [5,6]	West Los Angeles CA	7	74,404	88.4%	92.0%	72.47
Subtotal		27	2,313,095	86.0%	86.2%	$72.78

Los Angeles Total:		27	2,313,095	86.0%	86.2%	$72.78

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,965,003	91.0%	94.2%	$162.33
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	95.8%	95.8%	94.43
399 Park Avenue	Park Avenue NY	1	1,577,544	99.2%	100.0%	100.68
599 Lexington Avenue	Park Avenue NY	1	1,106,373	88.3%	93.0%	87.92
Times Square Tower (55% ownership)	Times Square NY	1	1,236,995	87.5%	97.1%	80.57
250 West 55th Street	Times Square / West Side NY	1	966,976	100.0%	100.0%	95.17
200 Fifth Avenue (26.69% ownership) [5,7]	Flatiron District NY	1	854,737	92.3%	92.3%	98.72
Dock 72 (50% ownership) [5]	Brooklyn NY	1	668,625	42.4%	42.4%	50.46
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	97.1%	97.1%	133.82
Subtotal		9	10,402,132	90.3%	92.7%	$106.69

510 Carnegie Center	Princeton NJ	1	234,160	33.5%	33.5%	$41.83
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	100.0%	35.46
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	79.2%	37.75
212 Carnegie Center	Princeton NJ	1	148,942	40.6%	49.6%	39.15
214 Carnegie Center	Princeton NJ	1	146,799	67.4%	69.5%	36.96
506 Carnegie Center	Princeton NJ	1	139,050	82.1%	82.1%	39.58
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	100.0%	41.87
202 Carnegie Center	Princeton NJ	1	134,068	84.9%	84.9%	40.84
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	100.0%	41.26
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	100.0%	35.47
101 Carnegie Center	Princeton NJ	1	121,619	100.0%	100.0%	38.93
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	96.2%	39.96
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	100.0%	42.41
104 Carnegie Center	Princeton NJ	1	102,930	61.5%	65.3%	39.76
103 Carnegie Center	Princeton NJ	1	96,331	72.1%	74.7%	36.89
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	100.0%	36.06
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	100.0%	37.32
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	100.0%	36.59
Subtotal		17	2,191,464	79.9%	80.9%	$38.97

New York Total:		26	12,593,596	88.5%	90.6%	$96.07

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	100.0%	$111.33
Embarcadero Center Four	CBD San Francisco CA	1	941,641	95.3%	95.3%	93.61
Embarcadero Center One	CBD San Francisco CA	1	837,261	66.5%	73.3%	91.12
Embarcadero Center Two	CBD San Francisco CA	1	801,766	87.1%	87.1%	87.23
Embarcadero Center Three	CBD San Francisco CA	1	786,031	79.5%	79.5%	91.82

Q2 2023
In-service property listing (continued)

as of June 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
SAN FRANCISCO (continued)
680 Folsom Street	CBD San Francisco CA	2	524,793	98.7%	98.7%	74.26
535 Mission Street	CBD San Francisco CA	1	307,235	93.4%	97.7%	86.56
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	105.99
Subtotal		9	5,645,489	89.1%	90.3%	$94.92

Gateway Commons (50% ownership) [5]	South San Francisco CA	5	788,178	85.6%	85.6%	$65.68
Mountain View Research Park	Mountain View CA	15	542,264	79.2%	79.2%	70.88
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	100.0%	92.32
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	100.0%	52.15
North First Business Park [8]	San Jose CA	5	190,636	87.6%	87.6%	24.27
Subtotal		27	1,693,487	85.2%	85.2%	$64.82

San Francisco Office Total:		36	7,338,976	88.2%	89.1%	$88.18

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		37	7,669,972

SEATTLE
Office
Safeco Plaza (33.67% ownership) [5]	CBD Seattle WA	1	778,934	82.8%	88.0%	$44.63
Madison Centre [7]	CBD Seattle WA	1	754,988	93.1%	93.1%	62.63
Subtotal		2	1,533,922	87.9%	90.5%	$54.00

Seattle Total:		2	1,533,922	87.9%	90.5%	$54.00

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	656,546	56.0%	58.0%	$68.52
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	544,256	83.1%	83.9%	66.52
2100 Pennsylvania Avenue [7]	CBD Washington DC	1	475,849	61.8%	90.5%	62.14
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	94.9%	85.47
Market Square North (50% ownership) [5]	East End Washington DC	1	418,539	74.6%	74.6%	71.72
1330 Connecticut Avenue	CBD Washington DC	1	253,579	87.4%	87.4%	70.63
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	82.58
Sumner Square	CBD Washington DC	1	226,102	100.0%	100.0%	51.53
Capital Gallery	Southwest Washington DC	1	176,809	92.7%	92.7%	54.99
Subtotal		9	3,442,391	78.5%	83.0%	$69.58

Reston Next [7]	Reston VA	2	1,063,236	69.0%	90.6%	$58.87
South of Market	Reston VA	3	623,250	99.6%	99.6%	55.40
Fountain Square	Reston VA	2	524,510	85.9%	87.1%	53.33
One Freedom Square	Reston VA	1	427,956	85.1%	85.1%	56.00
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	52.11
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	52.13
One Reston Overlook	Reston VA	1	319,519	89.7%	89.7%	47.08
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	71.42
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.28
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	65.18
Fountain Square Retail [6]	Reston VA	1	198,172	80.3%	87.0%	51.66
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	52.31
Avant Retail [6,7]	Reston VA	1	26,179	100.0%	100.0%	59.04
Subtotal		19	4,903,944	88.2%	93.4%	$55.73

Q2 2023
In-service property listing (continued)

as of June 30, 2023
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
WASHINGTON, DC (continued)
7750 Wisconsin Avenue (50% ownership) [5]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.49
Wisconsin Place Office	Montgomery County MD	1	299,468	86.3%		87.0%		49.26
Shady Grove Innovation District	North Rockville MD	2	133,651	81.6%		81.6%		16.91
Kingstowne Two	Springfield VA	1	156,005	87.2%		90.6%		39.81
Kingstowne One	Springfield VA	1	153,401	44.1%		44.1%		39.19
Kingstowne Retail [6]	Springfield VA	1	88,288	96.8%		100.0%		30.58
Subtotal		7	1,566,386	88.9%		89.5%		$38.48

Washington, DC Office Total:		35	9,912,721	84.9%		89.2%		$57.29

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Washington, DC Residential Total:		1	517,783

Washington, DC Total:		36	10,430,504

Total In-Service Properties:		178	51,036,302	88.3%	[9]	90.4%	[9]	$78.01	[9]

BXP’s Share of Total In-Service Properties: [3]				88.7%	[9]	90.9%	[9]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 36-52.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4On June 1, 2023, the Company completed and fully placed in-service its View Boston Observatory, a redevelopment of the top three floors of the property consisting of approximately 63,000 net rentable square feet of retail and observation space.
5This is an unconsolidated joint venture property.
6This is a retail property.
7Not included in the Same Property analysis.
8Property held for redevelopment.
9Excludes hotel and residential properties. For additional detail, see pages 18-19.

Q2 2023
Top 20 clients listing and portfolio client diversification
as of June 30, 2023
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.44%	8.6
2	Google	2.75%	14.0
3	Biogen	2.61%	3.9
4	Akamai Technologies	2.11%	11.3
5	Fannie Mae	1.51%	14.2
6	Kirkland & Ellis	1.46%	14.3
7	Ropes & Gray	1.44%	6.8
8	Microsoft	1.29%	9.3
9	WeWork	1.28%	8.8
10	Millennium Management	1.24%	7.5
11	Arnold & Porter Kaye Scholer	1.16%	8.6
12	Weil Gotshal & Manges	1.11%	10.9
13	Shearman & Sterling	1.06%	17.0
14	Wellington Management	1.02%	12.2
15	Bank of America	0.91%	11.7
16	Morrison & Foerster	0.87%	7.2
17	Snap	0.86%	2.8
18	Leidos	0.85%	9.9
19	Aramis (Estee Lauder)	0.83%	16.8
20	O'Melveny & Myers	0.83%	2.0
	BXP’s Share of Annualized Rental Obligations	28.64%
	BXP’s Share of Square Feet [1]	22.69%
	Weighted Average Remaining Lease Term (years)		9.9

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	566,000
Genentech	751 Gateway	229,000
The Broad Institute	300 Binney Street	225,000
Volkswagen Group of America	Reston Next	200,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q2 2023
Occupancy by location
as of June 30, 2023

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-23	31-Mar-23	30-Jun-23	31-Mar-23	30-Jun-23	31-Mar-23
Boston	95.6%	95.0%	79.6%	80.7%	90.7%	90.7%
Los Angeles	86.0%	86.0%	—%	—%	86.0%	86.0%
New York	90.3%	88.8%	79.9%	79.7%	88.5%	87.2%
San Francisco	89.1%	89.2%	85.2%	85.8%	88.2%	88.4%
Seattle	87.9%	87.9%	—%	—%	87.9%	87.9%
Washington, DC	78.5%	87.0%	88.3%	88.6%	84.9%	88.1%
Total Portfolio	90.2%	90.5%	84.0%	84.5%	88.3%	88.6%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-23	30-Jun-22	30-Jun-23	30-Jun-22	30-Jun-23	30-Jun-22
Boston	95.6%	95.8%	78.6%	85.4%	90.3%	92.6%
Los Angeles	86.0%	93.4%	—%	—%	86.0%	93.4%
New York	90.2%	90.0%	79.9%	79.4%	88.2%	88.0%
San Francisco	89.1%	89.9%	85.2%	76.7%	88.2%	86.9%
Seattle	82.8%	85.6%	—%	—%	82.8%	85.6%
Washington, DC	81.2%	83.1%	92.1%	93.0%	88.2%	89.5%
Total Portfolio	90.4%	91.3%	84.9%	86.4%	88.7%	89.8%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2023
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	—
Unsecured Term Loan	1,200,000
Unsecured Senior Notes, at face value	11,050,000
Outstanding Principal	15,550,000
Discount on Unsecured Senior Notes	(14,831)
Deferred Financing Costs, Net	(78,964)
Consolidated Debt	$15,456,205
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
				$11,050,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,853	156,853	$9,033,164
Common Operating Partnership Units	18,658	18,658	1,074,514
Total Equity		175,511	$10,107,678

Consolidated Debt (A)			$15,456,205
Add: BXP’s share of unconsolidated joint venture debt [3]			1,609,671
Less: Partners’ share of consolidated debt [4]			1,359,380
BXP’s Share of Debt [5] (B)			$15,706,496

Consolidated Market Capitalization (C)			$25,563,883
BXP’s Share of Market Capitalization [5] (D)			$25,814,174
Consolidated Debt/Consolidated Market Capitalization (A÷C)			60.46%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			60.84%

_____________
1All unsecured senior notes are rated BBB+ (negative), and Baa1 (negative) by S&P and Moody’s, respectively.
2Values are based on the June 30, 2023 closing price of $57.59 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.

Q2 2023
Debt analysis [1]
as of June 30, 2023
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at June 30, 2023	Letters of Credit	Remaining Capacity at June 30, 2023
Unsecured Line of Credit	$1,500,000	$—	$6,727	$1,493,273

UNSECURED TERM LOAN - MATURES MAY 16, 2024 2, 3

	Facility	Outstanding at June 30, 2023
Unsecured Term Loan	$1,200,000	$1,200,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [4]	Maturity (years)
Unsecured Debt [3]	78.81%	3.98%	4.10%	5.0
Secured Debt	21.19%	3.24%	3.42%	5.3
Consolidated Debt	100.00%	3.82%	3.95%	5.0

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [4]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt [3]	100.00%	3.82%	3.95%	5.0
Consolidated Debt	100.00%	3.82%	3.95%	5.0

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 33.
2The Unsecured Term Loan matures on May 16, 2024, with one, 12-month extension option, subject to customary conditions.
3On May 2, 2023, the Company entered into four interest rate swap contracts with notional amounts aggregating $1.2 billion to effectively fix Term SOFR, the reference rate for the Unsecured Term Loan, at a weighted-average rate of 4.6420% for the period commencing on May 4, 2023 and ending on May 16, 2024.
4The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q2 2023
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2023 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.6%	45.3%
Secured Debt/Total Assets	Less than 50%	14.5%	13.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.26	3.26
Unencumbered Assets/ Unsecured Debt	Greater than 150%	225.5%	245.5%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2023
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-23	31-Mar-23
Net income attributable to Boston Properties, Inc.	$104,299	$77,890
Add:
Noncontrolling interest - common units of the Operating Partnership	12,117	9,078
Noncontrolling interest in property partnerships	19,768	18,660
Net income	136,184	105,628
Add:
Interest expense	142,473	134,207
Depreciation and amortization expense	202,577	208,734
Less:
Loss from unconsolidated joint ventures	(6,668)	(7,569)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	43,491	41,777
EBITDAre [1]	531,393	497,915
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	49,497	48,132
BXP’s Share of EBITDAre [1] (A)	481,896	449,783
Add:
Stock-based compensation expense	14,935	25,935
BXP’s Share of straight-line ground rent expense adjustment [1]	811	543
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,231	5,519
Less:
BXP’s Share of straight-line rent [1]	24,927	23,863
BXP’s Share of fair value lease revenue [1]	6,776	4,579
Amortization and accretion related to sales type lease	229	226
BXP’s Share of EBITDAre – cash [1]	$468,941	$453,112

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,927,584	$1,799,132

Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-23	31-Mar-23
Consolidated debt	$15,456,205	$14,709,436
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	1,581,575	918,952
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	13,874,630	13,790,484
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,609,671	1,604,852
Partners’ share of cash and cash equivalents from consolidated joint ventures	109,668	99,873
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	122,784	112,426
Partners’ share of consolidated joint venture debt [3]	1,359,380	1,358,881
BXP’s share of related party note receivable	30,500	20,000
BXP’s Share of Net Debt [1] (B)	$14,081,305	$14,003,902

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.31	7.78
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2023, see pages 33 and 62.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2023, see pages 31 and 60.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2023
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-23	31-Mar-23
BXP’s Share of interest expense [1]	$155,004	$146,147
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,750	1,750
BXP’s share of fair value interest adjustment [1]	499	499
BXP’s Share of amortization of financing costs [1]	5,274	5,216
Adjusted interest expense excluding capitalized interest (A)	147,481	138,682
Add:
BXP’s Share of capitalized interest [1]	12,387	12,189
Adjusted interest expense including capitalized interest (B)	$159,868	$150,871

BXP’s Share of EBITDAre – cash [1,2] (C)	$468,941	$453,112

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.18	3.27
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.93	3.00

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-23	31-Mar-23
BXP’s Share of interest expense [1]	$155,004	$146,147
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,750	1,750
BXP’s share of fair value interest adjustment [1]	499	499
BXP’s Share of amortization of financing costs [1]	5,274	5,216
Add:
BXP’s Share of capitalized interest [1]	12,387	12,189
BXP’s Share of maintenance capital expenditures [1]	24,132	18,508
Hotel improvements, equipment upgrades and replacements	306	53
Total Fixed Charges (A)	$184,306	$169,432

BXP’s Share of EBITDAre – cash [1,2] (B)	$468,941	$453,112
Fixed Charge Coverage Ratio (B÷A)	2.54	2.67

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q2 2023
Consolidated joint ventures
d
as of June 30, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,224,594		$2,259,055	$5,483,649
Cash and cash equivalents	112,451		143,750	256,201
Other assets	278,350		377,504	655,854
Total assets	$3,615,395		$2,780,309	$6,395,704

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,286,234		$988,507	$3,274,741
Other liabilities	89,721		93,596	183,317
Total liabilities	2,375,955		1,082,103	3,458,058
Equity:
Boston Properties, Inc.	745,293		634,858	1,380,151
Noncontrolling interests	494,147		1,063,348	1,557,495	[2]
Total equity	1,239,440		1,698,206	2,937,646
Total liabilities and equity	$3,615,395		$2,780,309	$6,395,704

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$44,980		$64,688	$109,668

Partners’ share of consolidated debt [3]	$914,552	[4]	$444,828	$1,359,380

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q2 2023
Consolidated joint ventures (continued)
for the three months ended June 30, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$75,742	$100,008	$175,750
Straight-line rent	5,723	5,227	10,950
Fair value lease revenue	327	21	348
Termination income	—	(613)	(613)
Total lease revenue	81,792	104,643	186,435
Parking and other	9	656	665
Total rental revenue [2]	81,801	105,299	187,100
Expenses
Operating	32,825	38,904	71,729
Net Operating Income (NOI)	48,976	66,395	115,371

Other income (expense)
Development and management services revenue	20	599	619
Interest and other income	1,459	1,912	3,371
Interest expense	(21,072)	(7,658)	(28,730)
Depreciation and amortization expense	(17,310)	(22,977)	(40,287)
General and administrative expense	(74)	(42)	(116)
Total other income (expense)	(36,977)	(28,166)	(65,143)
Net income	$11,999	$38,229	$50,228

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$11,999	$38,229	$50,228
Add: Depreciation and amortization expense	17,310	22,977	40,287
Entity FFO	$29,309	$61,206	$90,515

Noncontrolling interest in property partnerships (Partners’ NCI) [3]	$3,778	$15,990	$19,768
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	7,274	10,584	17,858
Partners’ share FFO [3]	$11,052	$26,574	$37,626

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$8,221	$22,239	$30,460
Depreciation and amortization expense - BXP’s basis difference	61	388	449
BXP’s share of depreciation and amortization expense	9,975	12,005	21,980
BXP’s share of FFO	$18,257	$34,632	$52,889
_____________
1 Lease revenue includes recoveries from clients and service income from clients.
2 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2023
Unconsolidated joint ventures [1]

as of June 30, 2023
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street[3]	50.00%	59,550	168,729	September 5, 2023	6.76%	6.97%
Podium	50.00%	44,542	87,136	September 6, 2023	7.51%	7.68%
Hub50House	50.00%	44,214	91,889	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,750	—	—	—%	—%
1265 Main Street	50.00%	3,583	17,446	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	161,368	164,400	July 19, 2025	4.06%	4.23%
Colorado Center	50.00%	235,846	274,632	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,013	—	—	—%	—%
New York
Dock 72	50.00%	(13,511)	98,621	December 18, 2025	7.59%	7.85%
360 Park Avenue South [4]	42.21%	112,219	90,849	December 14, 2024	7.65%	8.10%
200 Fifth Avenue	26.69%	116,335	149,694	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [5]	25.00%	115,878	20,000	August 13, 2023	8.68%	8.68%
San Francisco
Platform 16	55.00%	184,642	—	—	—%	—%
Gateway Commons	50.00%	349,055	—	—	—%	—%
751 Gateway	49.00%	89,025	—	—	—%	—%
Seattle
Safeco Plaza [6]	33.67%	70,331	83,812	September 1, 2026	4.82%	4.96%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	50,789	125,613	April 26, 2024	6.51%	6.66%
1001 6th Street	50.00%	43,443	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	17,182	—	—	—%	—%
Market Square North	50.00%	(6,053)	62,230	November 10, 2025	7.56%	7.74%
Wisconsin Place Parking Facility	33.33%	31,398	—	—	—%	—%
500 North Capitol Street, N.W. [7]	30.00%	(8,559)	31,069	June 5, 2026	6.83%	7.16%
901 New York Avenue	25.00%	(12,150)	52,400	January 5, 2025	3.61%	3.69%
Reston Next Residential	20.00%	11,796	7,656	May 13, 2026	7.15%	7.47%
Metropolitan Square [6]	20.00%	(37,654)	83,495	April 9, 2024	7.25%	8.03%
		1,703,032
Investments with deficit balances reflected within Other Liabilities		77,927
Investments in Unconsolidated Joint Ventures		$1,780,959
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,609,671

Q2 2023
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	51.45%	6.82%	7.10%	1.2
Fixed Rate Debt	48.55%	3.98%	4.30%	7.2
Total Debt	100.00%	5.45%	5.74%	4.1

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees and the effects of hedging transactions (if any).
3On July 28, 2023 the joint venture extended the loan maturity to September 5, 2024. the interest rate was reduced from Term SOFR plus 1.60% to Term SOFR plus 1.48% per annum.
4 The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
5 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
6 Safeco Plaza and Metropolitan Square entered into interest rate cap agreements during Q3 2022 that capped SOFR at 2.50% and 4.50% per annum, respectively.
7 The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan had been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.

Q2 2023
Unconsolidated joint ventures (continued)
for the three months ended June 30, 2023
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,680	$34,242		$23,399	$11,635		$6,693	$29,163		$129,812
Straight-line rent	1,682	(132)		556	(51)		531	4,326		6,912
Fair value lease revenue	—	116		1,538	21		1,134	—		2,809
Termination income	—	21		—	—		—	15,507		15,528
Total lease revenue	26,362	34,247		25,493	11,605		8,358	48,996		155,061
Parking and other	1	4,044		88	203		484	1,977		6,797
Total rental revenue [3]	26,363	38,291		25,581	11,808		8,842	50,973		161,858
Expenses
Operating	8,822	14,540		15,261	4,719		3,262	14,258		60,862
Net operating income/(loss)	17,541	23,751		10,320	7,089		5,580	36,715		100,996

Other income/(expense)
Development and management services revenue	—	—		561	—		—	11		572
Interest and other income	448	540		286	8		117	942		2,341
Interest expense	(11,486)	(11,870)		(13,024)	—		(3,546)	(18,873)		(58,799)
Unrealized gain on derivative instruments	—	—		14,457	—		—	—		14,457
Transaction costs	(6)	—		—	—		(3)	(18)		(27)
Depreciation and amortization expense	(8,416)	(12,546)		(8,459)	(4,749)		(5,168)	(11,895)		(51,233)
General and administrative expense	(1)	(23)		(118)	(5)		(5)	(9)		(161)
Loss from early extinguishment of debt	—	—		—	—		—	(3)		(3)
Total other income/(expense)	(19,461)	(23,899)		(6,297)	(4,746)		(8,605)	(29,845)		(92,853)
Net income/(loss)	$(1,920)	$(148)		$4,023	$2,343		$(3,025)	$6,870		$8,143

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(960)	$(286)		$(148)	$1,168		$(1,032)	$1,897	[4]	$639
Basis differential
Straight-line rent	$—	$91	[5]	$323	$7	[5]	$—	$—		$421
Fair value lease revenue	—	301	[5]	117	(219)	[5]	—	—		199
Fair value interest adjustment	—	—		(499)	—		—	—		(499)
Amortization of financing costs	—	—		113	—		—	—		113
Unrealized gain on derivative instruments	—	—		(3,859)	—		—	—		(3,859)
Depreciation and amortization expense	(4)	(1,086)	[5]	(2,019)	(506)	[5]	—	(67)		(3,682)
Total basis differential [6]	(4)	(694)	[5]	(5,824)	(718)	[5]	—	(67)		(7,307)
Income/(loss) from unconsolidated joint ventures	(964)	(980)		(5,972)	450		(1,032)	1,830	[4]	(6,668)
Add:
BXP’s share of depreciation and amortization expense	4,212	7,719		4,968	2,880		1,739	4,238	[4]	25,756
BXP’s share of FFO	$3,248	$6,739		$(1,004)	$3,330		$707	$6,068		$19,088
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2023
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	1,225,668	1,103,791	71,867,655	65.11	72,359,032	65.56	2.80%	[4]
2024	2,894,231	2,561,973	165,839,732	64.73	166,371,269	64.94	6.50%
2025	3,063,162	2,570,520	182,705,294	71.08	187,231,837	72.84	6.52%
2026	3,262,124	2,598,562	193,623,103	74.51	202,476,206	77.92	6.59%
2027	2,426,834	2,193,189	162,447,085	74.07	174,968,114	79.78	5.56%
2028	3,593,544	2,848,787	236,094,868	82.88	257,450,744	90.37	7.23%
2029	3,388,018	2,985,523	214,156,125	71.73	242,501,461	81.23	7.57%
2030	2,753,383	2,616,331	199,865,582	76.39	219,984,730	84.08	6.64%
2031	2,037,390	1,870,299	155,507,877	83.15	172,641,379	92.31	4.74%
2032	2,316,246	1,908,754	149,657,597	78.41	176,581,161	92.51	4.84%
Thereafter	13,888,894	10,903,052	873,431,981	80.11	1,063,176,937	97.51	27.66%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	87,121	85,906	6,830,377	79.51	6,871,286	79.99	3.63%	[4]
2024	57,606	53,689	3,938,261	73.35	3,967,130	73.89	2.27%
2025	128,009	111,477	8,449,548	75.80	8,858,620	79.47	4.70%
2026	103,119	88,127	20,990,712	238.19	22,534,089	255.70	3.72%
2027	125,280	114,864	13,103,550	114.08	13,671,697	119.03	4.85%
2028	125,328	120,275	12,125,860	100.82	12,774,543	106.21	5.08%
2029	140,926	113,720	12,674,490	111.45	13,810,725	121.44	4.80%
2030	180,747	111,159	10,503,771	94.49	11,664,119	104.93	4.69%
2031	61,245	52,966	4,555,977	86.02	5,170,828	97.63	2.24%
2032	101,253	99,123	7,079,215	71.42	8,298,522	83.72	4.18%
Thereafter	935,283	752,904	76,795,993	102.00	93,679,263	124.42	31.77%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2023	1,312,789	1,189,697	78,698,032	66.15	79,230,318	66.60	2.85%	[4]
2024	2,951,837	2,615,662	169,777,993	64.91	170,338,399	65.12	6.26%
2025	3,191,171	2,681,997	191,154,842	71.27	196,090,457	73.11	6.42%
2026	3,365,243	2,686,689	214,613,815	79.88	225,010,295	83.75	6.43%
2027	2,552,114	2,308,053	175,550,635	76.06	188,639,811	81.73	5.52%
2028	3,718,872	2,969,062	248,220,728	83.60	270,225,287	91.01	7.11%
2029	3,528,944	3,099,243	226,830,615	73.19	256,312,186	82.70	7.42%
2030	2,934,130	2,727,490	210,369,353	77.13	231,648,849	84.93	6.53%
2031	2,098,635	1,923,265	160,063,854	83.23	177,812,207	92.45	4.60%
2032	2,417,499	2,007,877	156,736,812	78.06	184,879,683	92.08	4.80%
Thereafter	14,824,177	11,655,956	950,227,974	81.52	1,156,856,200	99.25	27.89%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	420,627	373,018	24,227,067	64.95	24,227,067	64.95	[4]
2024	632,661	608,762	34,152,008	56.10	34,584,926	56.81
2025	1,017,031	987,887	60,882,029	61.63	62,184,114	62.95
2026	799,920	768,609	52,630,510	68.47	55,060,155	71.64
2027	731,509	723,709	51,818,222	71.60	56,272,790	77.76
2028	1,237,981	1,232,635	105,702,393	85.75	114,605,916	92.98
2029	1,122,150	988,940	59,880,007	60.55	70,020,668	70.80
2030	1,425,054	1,418,381	95,518,264	67.34	103,685,537	73.10
2031	568,598	501,162	31,040,371	61.94	34,441,670	68.72
2032	527,583	527,583	47,690,020	90.39	54,588,143	103.47
Thereafter	4,586,708	3,651,470	298,285,878	81.69	362,623,767	99.31

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	26,893	26,893	1,985,018	73.81	1,985,018	73.81	[4]
2024	8,603	8,603	648,129	75.34	649,264	75.47
2025	41,902	41,587	3,632,915	87.36	3,663,326	88.09
2026	26,513	26,513	5,243,699	197.78	5,466,513	206.18
2027	67,909	61,595	9,662,464	156.87	10,067,740	163.45
2028	73,782	73,782	8,520,311	115.48	8,985,939	121.79
2029	64,164	62,814	7,868,593	125.27	8,556,379	136.22
2030	93,146	57,846	5,520,063	95.43	5,906,206	102.10
2031	4,266	4,266	596,691	139.87	661,213	155.00
2032	65,011	64,420	4,609,328	71.55	5,464,382	84.82
Thereafter	481,644	407,744	25,928,207	63.59	31,504,186	77.26

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	447,520	399,911	26,212,085	65.54	26,212,085	65.54	[4]
2024	641,264	617,365	34,800,137	56.37	35,234,190	57.07
2025	1,058,933	1,029,474	64,514,944	62.67	65,847,440	63.96
2026	826,433	795,122	57,874,209	72.79	60,526,668	76.12
2027	799,418	785,304	61,480,686	78.29	66,340,530	84.48
2028	1,311,763	1,306,417	114,222,704	87.43	123,591,855	94.60
2029	1,186,314	1,051,754	67,748,600	64.41	78,577,047	74.71
2030	1,518,200	1,476,227	101,038,327	68.44	109,591,743	74.24
2031	572,864	505,428	31,637,062	62.59	35,102,883	69.45
2032	592,594	592,003	52,299,348	88.34	60,052,525	101.44
Thereafter	5,068,352	4,059,214	324,214,085	79.87	394,127,953	97.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	4,667	4,667	101,844	21.82	101,844	21.82	[4]
Q3 2023	200,793	191,904	14,889,766	77.59	14,889,766	77.59
Q4 2023	215,167	176,448	9,235,457	52.34	9,235,457	52.34
Total 2023	420,627	373,018	24,227,067	64.95	24,227,067	64.95

Q1 2024	113,729	102,367	6,602,150	64.49	6,616,452	64.63
Q2 2024	250,634	249,574	13,997,836	56.09	14,043,461	56.27
Q3 2024	60,223	48,746	2,490,138	51.08	2,743,821	56.29
Q4 2024	208,075	208,075	11,061,884	53.16	11,181,192	53.74
Total 2024	632,661	608,762	34,152,008	56.10	34,584,926	56.81

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	1,725	1,725	3,938	2.28	3,938	2.28	[4]
Q3 2023	11,706	11,706	1,152,328	98.44	1,152,328	98.44
Q4 2023	13,462	13,462	828,752	61.56	828,752	61.56
Total 2023	26,893	26,893	1,985,018	73.81	1,985,018	73.81

Q1 2024	2,901	2,901	383,223	132.10	384,357	132.49
Q2 2024	—	—	—	—	—	—
Q3 2024	182	182	159,382	875.73	159,382	875.73
Q4 2024	5,520	5,520	105,524	19.12	105,524	19.12
Total 2024	8,603	8,603	648,129	75.34	649,264	75.47

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	6,392	6,392	105,782	16.55	105,782	16.55	[4]
Q3 2023	212,499	203,610	16,042,094	78.79	16,042,094	78.79
Q4 2023	228,629	189,910	10,064,209	52.99	10,064,209	52.99
Total 2023	447,520	399,911	26,212,085	65.54	26,212,085	65.54

Q1 2024	116,630	105,268	6,985,373	66.36	7,000,809	66.50
Q2 2024	250,634	249,574	13,997,836	56.09	14,043,461	56.27
Q3 2024	60,405	48,928	2,649,520	54.15	2,903,203	59.34
Q4 2024	213,595	213,595	11,167,408	52.28	11,286,716	52.84
Total 2024	641,264	617,365	34,800,137	56.37	35,234,190	57.07
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	6,485	3,567	274,765	77.03	277,541	77.81
2024	154,753	85,114	5,974,405	70.19	6,140,046	72.14
2025	12,255	6,740	533,753	79.19	570,122	84.58
2026	604,542	332,498	23,658,983	71.16	25,908,888	77.92
2027	28,614	15,738	954,739	60.67	1,072,451	68.15
2028	305,816	158,419	12,522,226	79.04	14,706,223	92.83
2029	352,443	176,348	12,555,796	71.20	14,942,066	84.73
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
2032	241,672	121,023	9,729,249	80.39	12,759,997	105.43
Thereafter	186,894	93,447	6,117,875	65.47	10,985,280	117.56

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	—	—	—	—	—	—
2024	2,000	1,000	7,860	7.86	7,860	7.86
2025	17,218	9,381	551,377	58.77	573,790	61.16
2026	5,827	3,205	347,045	108.29	374,357	116.81
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,262,581	60.22	1,350,835	64.43
2030	5,283	2,906	345,513	118.90	407,552	140.25
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
Thereafter	17,993	8,997	497,912	55.35	612,887	68.13

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	6,485	3,567	274,765	77.03	277,541	77.81
2024	156,753	86,114	5,982,265	69.47	6,147,906	71.39
2025	29,473	16,121	1,085,130	67.31	1,143,912	70.96
2026	610,369	335,703	24,006,028	71.51	26,283,245	78.29
2027	28,614	15,738	954,739	60.66	1,072,451	68.14
2028	305,816	158,419	12,522,226	79.04	14,706,223	92.83
2029	390,561	197,313	13,818,377	70.03	16,292,901	82.57
2030	5,283	2,906	345,513	118.90	407,552	140.25
2031	—	—	—	—	—	—
2032	241,672	121,023	9,729,249	80.39	12,759,997	105.43
Thereafter	204,887	102,444	6,615,787	64.58	11,598,167	113.21
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2023
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	4,022	2,212	186,862	84.48	189,638	85.73
Q4 2023	2,463	1,355	87,903	64.87	87,903	64.87
Total 2023	6,485	3,567	274,765	77.03	277,541	77.81

Q1 2024	107,193	58,956	4,131,984	70.09	4,219,045	71.56
Q2 2024	—	—	—	—	—	—
Q3 2024	25,347	13,941	1,059,033	75.97	1,095,000	78.55
Q4 2024	22,213	12,217	783,388	64.12	826,000	67.61
Total 2024	154,753	85,114	5,974,405	70.19	6,140,046	72.14

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	—	—	—	—	—	—

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	2,000	1,000	7,860	7.86	7,860	7.86
Q4 2024	—	—	—	—	—	—
Total 2024	2,000	1,000	7,860	7.86	7,860	7.86

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	4,022	2,212	186,862	84.48	189,638	85.73
Q4 2023	2,463	1,355	87,903	64.87	87,903	64.87
Total 2023	6,485	3,567	274,765	77.03	277,541	77.81

Q1 2024	107,193	58,956	4,131,984	70.09	4,219,045	71.56
Q2 2024	—	—	—	—	—	—
Q3 2024	27,347	14,941	1,066,893	71.41	1,102,860	73.81
Q4 2024	22,213	12,217	783,388	64.12	826,000	67.61
Total 2024	156,753	86,114	5,982,265	69.47	6,147,906	71.39
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2023
Lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	82,392	59,502	4,329,733	72.77	4,329,733	72.77	[4]
2024	1,041,404	871,155	60,781,018	69.77	61,351,712	70.43
2025	927,228	620,239	50,860,551	82.00	51,053,779	82.31
2026	755,144	552,558	40,920,215	74.06	41,487,613	75.08
2027	396,111	337,205	25,560,043	75.80	26,191,307	77.67
2028	623,628	427,602	39,332,871	91.98	41,011,184	95.91
2029	806,384	778,810	71,458,507	91.75	76,813,508	98.63
2030	735,705	683,064	62,475,901	91.46	67,433,229	98.72
2031	418,818	368,699	28,507,995	77.32	30,134,844	81.73
2032	147,795	107,124	8,096,045	75.58	8,303,720	77.51
Thereafter	4,669,215	3,312,388	319,036,937	96.32	380,589,676	114.90

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	12,680	11,941	2,696,057	225.78	2,735,097	229.05
2024	3,342	3,342	749,435	224.25	761,961	228.00
2025	4,179	4,179	360,000	86.15	480,000	114.86
2026	29,032	22,131	12,975,162	586.28	14,181,908	640.81
2027	—	—	—	—	—	—
2028	2,424	647	194,323	300.36	210,498	325.36
2029	8,463	4,557	1,458,169	319.98	1,708,366	374.88
2030	44,899	13,263	1,984,833	149.65	2,274,692	171.50
2031	13,633	10,123	1,462,657	144.49	1,739,144	171.80
2032	12,182	10,643	863,383	81.12	1,067,275	100.28
Thereafter	226,500	147,209	41,741,032	283.55	51,954,323	352.93

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	95,072	71,443	7,025,790	98.34	7,064,830	98.89	[4]
2024	1,044,746	874,497	61,530,453	70.36	62,113,673	71.03
2025	931,407	624,418	51,220,551	82.03	51,533,779	82.53
2026	784,176	574,689	53,895,377	93.78	55,669,521	96.87
2027	396,111	337,205	25,560,043	75.80	26,191,307	77.67
2028	626,052	428,249	39,527,194	92.30	41,221,682	96.26
2029	814,847	783,367	72,916,676	93.08	78,521,874	100.24
2030	780,604	696,327	64,460,734	92.57	69,707,921	100.11
2031	432,451	378,822	29,970,652	79.12	31,873,988	84.14
2032	159,977	117,767	8,959,428	76.08	9,370,995	79.57
Thereafter	4,895,715	3,459,597	360,777,969	104.28	432,543,999	125.03
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	19,595	11,496	996,562	86.69	996,562	86.69	[4]
Q3 2023	23,577	23,577	950,635	40.32	950,635	40.32
Q4 2023	39,220	24,429	2,382,535	97.53	2,382,535	97.53
Total 2023	82,392	59,502	4,329,733	72.77	4,329,733	72.77

Q1 2024	365,644	347,828	17,197,032	49.44	17,197,032	49.44
Q2 2024	265,921	149,358	13,061,352	87.45	13,576,816	90.90
Q3 2024	195,791	174,651	14,686,609	84.09	14,728,943	84.33
Q4 2024	214,048	199,318	15,836,025	79.45	15,848,921	79.52
Total 2024	1,041,404	871,155	60,781,018	69.77	61,351,712	70.43

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	10,833	10,833	1,375,694	126.99	1,375,694	126.99
Q4 2023	1,847	1,108	1,320,363	1,191.45	1,359,403	1,226.68
Total 2023	12,680	11,941	2,696,057	225.78	2,735,097	229.05

Q1 2024	425	425	440,807	1,037.19	453,333	1,066.67
Q2 2024	—	—	—	—	—	—
Q3 2024	2,917	2,917	308,628	105.80	308,628	105.80
Q4 2024	—	—	—	—	—	—
Total 2024	3,342	3,342	749,435	224.25	761,961	228.00

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	19,595	11,496	996,562	86.69	996,562	86.69	[4]
Q3 2023	34,410	34,410	2,326,329	67.61	2,326,329	67.61
Q4 2023	41,067	25,537	3,702,898	145.00	3,741,938	146.53
Total 2023	95,072	71,443	7,025,790	98.34	7,064,830	98.89

Q1 2024	366,069	348,253	17,637,839	50.65	17,650,365	50.68
Q2 2024	265,921	149,358	13,061,352	87.45	13,576,816	90.90
Q3 2024	198,708	177,568	14,995,237	84.45	15,037,571	84.69
Q4 2024	214,048	199,318	15,836,025	79.45	15,848,921	79.52
Total 2024	1,044,746	874,497	61,530,453	70.36	62,113,673	71.03
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	364,520	329,651	27,361,410	83.00	27,973,534	84.86
2024	649,267	599,823	44,507,644	74.20	43,495,786	72.51
2025	723,015	694,063	53,959,703	77.74	56,099,915	80.83
2026	704,051	612,959	55,333,873	90.27	57,793,010	94.29
2027	522,695	511,731	48,615,577	95.00	52,662,801	102.91
2028	605,219	577,331	52,356,915	90.69	58,295,181	100.97
2029	340,009	321,725	30,240,019	93.99	34,760,414	108.04
2030	350,234	338,621	31,378,878	92.67	36,742,249	108.51
2031	841,263	814,557	85,843,456	105.39	96,257,096	118.17
2032	303,153	272,636	23,994,987	88.01	30,020,973	110.11
Thereafter	777,461	777,461	79,949,365	102.83	93,078,156	119.72

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	25,546	25,546	1,524,632	59.68	1,524,632	59.68
2024	7,044	7,044	523,086	74.26	523,577	74.33
2025	33,239	33,239	2,210,568	66.51	2,444,173	73.53
2026	6,572	6,572	533,847	81.23	620,424	94.40
2027	13,794	13,794	736,057	53.36	804,288	58.31
2028	14,965	14,965	1,052,905	70.36	1,086,618	72.61
2029	3,403	3,403	307,699	90.42	349,835	102.80
2030	6,567	6,567	772,855	117.69	875,699	133.35
2031	14,256	10,902	571,841	52.46	593,962	54.48
2032	6,357	6,357	430,397	67.70	490,816	77.21
Thereafter	27,050	27,050	2,270,654	83.94	2,637,276	97.50

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	390,066	355,197	28,886,042	$81.32	29,498,166	83.05
2024	656,311	606,867	45,030,730	74.20	44,019,363	72.54
2025	756,254	727,302	56,170,271	77.23	58,544,088	80.49
2026	710,623	619,531	55,867,720	90.18	58,413,434	94.29
2027	536,489	525,525	49,351,634	93.91	53,467,089	101.74
2028	620,184	592,296	53,409,820	90.17	59,381,799	100.26
2029	343,412	325,128	30,547,718	93.96	35,110,249	107.99
2030	356,801	345,188	32,151,733	93.14	37,617,948	108.98
2031	855,519	825,459	86,415,297	104.69	96,851,058	117.33
2032	309,510	278,993	24,425,384	87.55	30,511,789	109.36
Thereafter	804,511	804,511	82,220,019	102.20	95,715,432	118.97
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2023
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	219,148	219,148	17,672,959	80.64	18,488,734	84.37
Q4 2023	145,372	110,503	9,688,451	87.68	9,484,800	85.83
Total 2023	364,520	329,651	27,361,410	83.00	27,973,534	84.86

Q1 2024	50,353	32,521	2,455,980	75.52	2,484,647	76.40
Q2 2024	290,878	273,202	18,355,904	67.19	16,897,213	61.85
Q3 2024	59,738	49,066	3,923,643	79.97	3,991,814	81.36
Q4 2024	248,298	245,034	19,772,116	80.69	20,122,112	82.12
Total 2024	649,267	599,823	44,507,644	74.20	43,495,786	72.51

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	13,194	13,194	951,349	72.10	951,349	72.10
Q4 2023	12,352	12,352	573,282	46.41	573,282	46.41
Total 2023	25,546	25,546	1,524,632	59.68	1,524,632	59.68

Q1 2024	6,624	6,624	504,341	76.14	504,341	76.14
Q2 2024	—	—	—	—	—	—
Q3 2024	420	420	18,744	44.63	19,236	45.80
Q4 2024	—	—	—	—	—	—
Total 2024	7,044	7,044	523,086	74.26	523,577	74.33

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	232,342	232,342	18,624,308	80.16	19,440,083	83.67
Q4 2023	157,724	122,855	10,261,733	83.53	10,058,082	81.87
Total 2023	390,066	355,197	28,886,042	81.32	29,498,166	83.05

Q1 2024	56,977	39,145	2,960,321	75.62	2,988,988	76.36
Q2 2024	290,878	273,202	18,355,904	67.19	16,897,213	61.85
Q3 2024	60,158	49,486	3,942,387	79.67	4,011,050	81.05
Q4 2024	248,298	245,034	19,772,116	80.69	20,122,112	82.12
Total 2024	656,311	606,867	45,030,730	74.20	44,019,363	72.54
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2023
Lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	94,089	81,969	4,555,197	55.57	4,559,811	55.63	[4]
2024	3,340	2,698	164,931	61.13	167,979	62.26
2025	24,247	8,164	406,676	49.81	418,996	51.32
2026	34,510	33,642	1,984,138	58.98	2,093,885	62.24
2027	189,746	186,827	11,342,759	60.71	12,450,305	66.64
2028	646,975	310,444	17,058,757	54.95	18,631,669	60.02
2029	141,734	121,676	7,354,938	60.45	8,276,971	68.02
2030	55,243	55,243	3,308,390	59.89	3,783,207	68.48
2031	49,743	46,598	2,677,871	57.47	3,054,149	65.54
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60
RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	3,718	3,718	204,503	55.00	204,503	55.00
2024	1,040	350	6,303	18.00	6,303	18.00
2025	—	—	—	—	—	—
2026	3,686	1,241	94,674	76.28	94,674	76.28
2027	—	—	—	—	—	—
2028	945	945	52,739	55.81	57,181	60.51
2029	—	—	—	—	—	—
2030	—	—	—	—	—	—
2031	3,048	3,048	190,425	62.48	223,130	73.21
2032	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	97,807	85,687	4,759,700	55.55	4,764,314	55.60	[4]
2024	4,380	3,048	171,234	56.18	174,282	57.18
2025	24,247	8,164	406,676	49.81	418,996	51.32
2026	38,196	34,883	2,078,812	59.59	2,188,559	62.74
2027	189,746	186,827	11,342,759	60.71	12,450,305	66.64
2028	647,920	311,389	17,111,496	54.95	18,688,850	60.02
2029	141,734	121,676	7,354,938	60.45	8,276,971	68.02
2030	55,243	55,243	3,308,390	59.89	3,783,207	68.48
2031	52,791	49,646	2,868,296	57.77	3,277,279	66.01
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	45,001	45,001	2,589,213	57.54	2,589,213	57.54	[4]
Q3 2023	—	—	—	—	—	—
Q4 2023	49,088	36,968	1,965,984	53.18	1,970,598	53.31
Total 2023	94,089	81,969	4,555,197	55.57	4,559,811	55.63

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	3,340	2,698	164,931	61.13	167,979	62.26
Total 2024	3,340	2,698	164,931	61.13	167,979	62.26

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	3,718	3,718	204,503	55.00	204,503	55.00
Q4 2023	—	—	—	—	—	—
Total 2023	3,718	3,718	204,503	55.00	204,503	55.00

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	1,040	350	6,303	18.01	6,303	18.01
Q4 2024	—	—	—	—	—	—
Total 2024	1,040	350	6,303	18.00	6,303	18.00

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	45,001	45,001	2,589,213	57.54	2,589,213	57.54	[4]
Q3 2023	3,718	3,718	204,503	55.00	204,503	55.00
Q4 2023	49,088	36,968	1,965,984	53.18	1,970,598	53.31
Total 2023	97,807	85,687	4,759,700	55.55	4,764,314	55.60

Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	1,040	350	6,303	18.01	6,303	18.01
Q4 2024	3,340	2,698	164,931	61.13	167,979	62.26
Total 2024	4,380	3,048	171,234	56.18	174,282	57.18
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	257,555	256,084	11,119,483	43.42	10,991,346	42.92	[4]
2024	412,806	394,421	20,259,726	51.37	20,630,820	52.31
2025	359,386	253,427	16,062,582	63.38	16,904,911	66.71
2026	363,957	298,296	19,095,384	64.01	20,132,655	67.49
2027	558,159	417,979	24,155,745	57.79	26,318,460	62.97
2028	173,925	142,356	9,121,706	64.08	10,200,571	71.66
2029	625,298	598,024	32,666,858	54.62	37,687,834	63.02
2030	187,147	121,022	7,184,149	59.36	8,340,508	68.92
2031	158,968	139,283	7,438,184	53.40	8,753,620	62.85
2032	1,031,306	829,000	56,337,635	67.96	66,317,226	80.00
Thereafter	3,648,319	3,061,452	169,693,392	55.43	215,417,605	70.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	18,284	17,808	420,167	23.59	422,036	23.70
2024	35,577	33,350	2,003,448	60.07	2,018,165	60.52
2025	31,471	23,091	1,694,688	73.39	1,697,331	73.51
2026	31,489	28,465	1,796,285	63.10	1,796,213	63.10
2027	43,577	39,475	2,705,029	68.53	2,799,669	70.92
2028	33,212	29,936	2,305,582	77.02	2,434,307	81.32
2029	26,778	21,981	1,777,448	80.86	1,845,310	83.95
2030	30,852	30,577	1,880,507	61.50	2,199,970	71.95
2031	26,042	24,627	1,734,363	70.43	1,953,379	79.32
2032	17,703	17,703	1,176,107	66.44	1,276,049	72.08
Thereafter	182,096	161,904	6,358,188	39.27	6,970,591	43.05

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	275,839	273,892	11,539,650	42.13	11,413,382	41.67	[4]
2024	448,383	427,771	22,263,174	52.04	22,648,985	52.95
2025	390,857	276,518	17,757,270	64.22	18,602,242	67.27
2026	395,446	326,761	20,891,669	63.94	21,928,868	67.11
2027	601,736	457,454	26,860,774	58.72	29,118,129	63.65
2028	207,137	172,292	11,427,288	66.33	12,634,878	73.33
2029	652,076	620,005	34,444,306	55.55	39,533,144	63.76
2030	217,999	151,599	9,064,656	59.79	10,540,478	69.53
2031	185,010	163,910	9,172,547	55.96	10,706,999	65.32
2032	1,049,009	846,703	57,513,742	67.93	67,593,275	79.83
Thereafter	3,830,415	3,223,356	176,051,580	54.62	222,388,196	68.99
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2023

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	35,066	35,066	1,899,335	54.16	1,899,335	54.16	[4]
Q3 2023	137,558	137,558	6,104,536	44.38	6,107,413	44.40
Q4 2023	84,931	83,460	3,115,613	37.33	2,984,598	35.76
Total 2023	257,555	256,084	11,119,483	43.42	10,991,346	42.92

Q1 2024	26,686	21,087	1,285,886	60.98	1,289,072	61.13
Q2 2024	68,086	68,086	3,668,176	53.88	3,737,671	54.90
Q3 2024	33,519	24,501	1,240,555	50.63	1,288,326	52.58
Q4 2024	284,515	280,746	14,065,109	50.10	14,315,751	50.99
Total 2024	412,806	394,421	20,259,726	51.37	20,630,820	52.31

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	5,616	5,616	150,776	26.85	150,776	26.85
Q4 2023	12,668	12,192	269,391	22.10	271,260	22.25
Total 2023	18,284	17,808	420,167	23.59	422,036	23.70

Q1 2024	1,237	1,237	101,028	81.67	101,028	81.67
Q2 2024	22,477	20,250	1,359,173	67.12	1,365,100	67.41
Q3 2024	1,702	1,702	139,448	81.93	142,348	83.64
Q4 2024	10,161	10,161	403,799	39.74	409,689	40.32
Total 2024	35,577	33,350	2,003,448	60.07	2,018,165	60.52

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2023	—	—	—	—	—	—
Q2 2023	35,066	35,066	1,899,335	54.16	1,899,335	54.16	[4]
Q3 2023	143,174	143,174	6,255,312	43.69	6,258,189	43.71
Q4 2023	97,599	95,652	3,385,004	35.39	3,255,858	34.04
Total 2023	275,839	273,892	11,539,650	42.13	11,413,382	41.67

Q1 2024	27,923	22,324	1,386,914	62.13	1,390,100	62.27
Q2 2024	90,563	88,336	5,027,349	56.91	5,102,771	57.77
Q3 2024	35,221	26,203	1,380,003	52.67	1,430,674	54.60
Q4 2024	294,676	290,907	14,468,908	49.74	14,725,440	50.62
Total 2024	448,383	427,771	22,263,174	52.04	22,648,985	52.95
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Lease expirations - CBD properties [1,2,3]
as of June 30, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	176,946	129,337	9,011,472	69.67	9,011,472	69.67	[4]
2024	225,412	201,513	13,733,043	68.15	14,079,078	69.87
2025	335,801	306,342	25,210,356	82.29	25,856,211	84.40
2026	575,332	544,021	43,426,766	79.83	44,561,767	81.91
2027	529,495	515,380	45,805,815	88.88	50,237,940	97.48
2028	1,109,853	1,104,507	102,719,328	93.00	111,282,273	100.75
2029	726,476	591,916	46,111,281	77.90	53,531,337	90.44
2030	1,338,193	1,296,220	91,920,961	70.91	99,200,605	76.53
2031	38,499	31,403	2,583,498	82.27	3,027,594	96.41
2032	439,405	438,814	36,453,649	83.07	41,054,721	93.56
Thereafter	4,726,805	3,717,667	305,209,603	82.10	372,305,248	100.14

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	6,485	3,567	274,765	77.04	277,541	77.81
2024	156,753	86,114	5,982,265	69.47	6,147,906	71.39
2025	29,473	16,122	1,085,130	67.31	1,143,912	70.96
2026	610,369	335,703	24,006,028	71.51	26,283,245	78.29
2027	28,614	15,738	954,739	60.67	1,072,451	68.15
2028	305,816	158,419	12,522,226	79.04	14,706,223	92.83
2029	390,561	197,313	13,818,377	70.03	16,292,901	82.57
2030	5,283	2,906	345,513	118.91	407,552	140.26
2031	—	—	—	—	—	—
2032	241,672	121,023	9,729,249	80.39	12,759,997	105.43
Thereafter	204,887	102,444	6,615,787	64.58	11,598,167	113.22

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	73,662	50,034	6,211,873	124.15	6,250,913	124.93	[4]
2024	645,019	474,770	46,750,650	98.47	47,277,962	99.58
2025	679,400	372,411	41,281,532	110.85	41,404,869	111.18
2026	510,198	300,711	42,744,079	142.14	44,153,052	146.83
2027	200,551	141,645	18,297,629	129.18	18,605,225	131.35
2028	579,222	381,419	37,802,998	99.11	39,379,022	103.24
2029	626,532	595,052	65,204,934	109.58	70,793,093	118.97
2030	733,430	649,154	62,673,141	96.55	67,775,352	104.41
2031	271,175	217,546	23,362,623	107.39	24,920,499	114.55
2032	104,667	62,457	6,946,040	111.21	7,116,497	113.94
Thereafter	4,797,820	3,361,702	356,781,940	106.13	427,989,745	127.31

Q2 2023
Lease expirations - CBD properties (continued) [1,2,3]
as of June 30, 2023

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	178,796	178,796	16,059,188	89.82	16,075,924	89.91
2024	521,687	521,687	41,057,246	78.70	39,956,993	76.59
2025	337,938	337,938	30,352,288	89.82	31,589,353	93.48
2026	492,842	492,842	46,299,608	93.94	48,328,130	98.06
2027	432,220	432,220	42,487,759	98.30	45,881,361	106.15
2028	536,339	536,339	50,181,065	93.56	55,686,854	103.83
2029	277,649	277,649	28,860,465	103.95	33,145,308	119.38
2030	281,046	281,046	28,257,018	100.54	32,946,961	117.23
2031	795,397	795,397	84,936,290	106.78	94,997,527	119.43
2032	248,475	248,475	22,576,649	90.86	28,386,338	114.24
Thereafter	804,511	804,511	82,220,019	102.20	95,715,432	118.97

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	97,807	85,687	4,759,700	55.55	4,764,314	55.60	[4]
2024	4,380	3,048	171,235	56.18	174,282	57.18
2025	24,247	8,164	406,676	49.81	418,996	51.32
2026	38,196	34,883	2,078,812	59.59	2,188,559	62.74
2027	189,746	186,827	11,342,759	60.71	12,450,305	66.64
2028	647,920	311,389	17,111,496	54.95	18,688,850	60.02
2029	141,734	121,676	7,354,938	60.45	8,276,971	68.02
2030	55,243	55,243	3,308,390	59.89	3,783,207	68.48
2031	52,791	49,646	2,868,296	57.78	3,277,278	66.01
2032	64,737	51,388	3,809,661	74.14	4,591,102	89.34
Thereafter	20,297	6,834	348,534	51.00	482,453	70.60

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	49,328	47,381	3,333,664	70.36	3,182,258	67.16	[4]
2024	44,107	23,494	1,307,773	55.66	1,341,965	57.12
2025	224,808	110,469	8,981,203	81.30	9,413,344	85.21
2026	171,924	103,239	9,103,056	88.17	9,612,564	93.11
2027	220,521	76,239	5,970,914	78.32	6,369,980	83.55
2028	112,933	78,088	5,731,688	73.40	6,353,771	81.37
2029	83,123	51,052	3,554,925	69.63	4,059,665	79.52
2030	107,898	41,498	2,721,558	65.58	3,365,879	81.11
2031	91,055	69,954	3,997,597	57.15	4,609,545	65.89
2032	552,493	350,187	26,180,740	74.76	30,428,263	86.89
Thereafter	995,794	756,521	48,412,369	63.99	63,949,693	84.53

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2023

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	270,574	270,574	17,200,614	63.57	17,200,614	63.57	[4]
2024	415,852	415,852	21,067,095	50.66	21,155,112	50.87
2025	723,132	723,132	39,304,588	54.35	39,991,229	55.30
2026	251,101	251,101	14,447,443	57.54	15,964,901	63.58
2027	269,923	269,923	15,674,870	58.07	16,102,590	59.66
2028	201,910	201,910	11,503,375	56.97	12,309,582	60.97
2029	459,838	459,838	21,637,318	47.05	25,045,710	54.47
2030	180,007	180,007	9,117,367	50.65	10,391,138	57.73
2031	534,365	474,025	29,053,564	61.29	32,075,289	67.67
2032	153,189	153,189	15,845,700	103.44	18,997,804	124.02
Thereafter	341,547	341,547	19,004,482	55.64	21,822,705	63.89

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	21,410	21,410	813,917	38.02	813,917	38.02	[4]
2024	399,727	399,727	14,779,803	36.97	14,835,711	37.11
2025	252,007	252,007	9,939,018	39.44	10,128,911	40.19
2026	273,978	273,978	11,151,298	40.70	11,516,469	42.03
2027	195,560	195,560	7,262,414	37.14	7,586,082	38.79
2028	46,830	46,830	1,724,196	36.82	1,842,659	39.35
2029	188,315	188,315	7,711,741	40.95	7,728,781	41.04
2030	47,174	47,174	1,787,592	37.89	1,932,570	40.97
2031	161,276	161,276	6,608,029	40.97	6,953,489	43.12
2032	55,310	55,310	2,013,388	36.40	2,254,498	40.76
Thereafter	97,895	97,895	3,996,030	40.82	4,554,254	46.52

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	211,270	176,401	12,826,854	72.71	13,422,242	76.09
2024	134,624	85,180	3,973,484	46.65	4,062,370	47.69
2025	418,316	389,364	25,817,983	66.31	26,954,735	69.23
2026	217,781	126,689	9,568,112	75.52	10,085,304	79.61
2027	104,269	93,305	6,863,875	73.56	7,585,729	81.30
2028	83,845	55,957	3,228,756	57.70	3,694,945	66.03
2029	65,763	47,479	1,687,252	35.54	1,964,941	41.39
2030	75,755	64,142	3,894,715	60.72	4,670,986	72.82
2031	60,122	30,061	1,479,007	49.20	1,853,531	61.66
2032	61,035	30,518	1,848,736	60.58	2,125,451	69.65
Thereafter	—	—	—	—	—	—

Q2 2023
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2023

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2023	226,511	226,511	8,205,987	36.23	8,231,124	36.34	[4]
2024	404,276	404,276	20,955,402	51.83	21,307,020	52.70
2025	166,049	166,049	8,776,067	52.85	9,188,899	55.34
2026	223,522	223,522	11,788,613	52.74	12,316,303	55.10
2027	381,215	381,215	20,889,861	54.80	22,748,148	59.67
2028	94,204	94,204	5,695,600	60.46	6,281,107	66.68
2029	568,953	568,953	30,889,380	54.29	35,473,479	62.35
2030	110,101	110,101	6,343,098	57.61	7,174,599	65.16
2031	93,955	93,955	5,174,951	55.08	6,097,455	64.90
2032	496,516	496,516	31,333,003	63.11	37,165,012	74.85
Thereafter	2,834,621	2,466,835	127,639,212	51.74	158,438,504	64.23

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 54.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2023
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Marie Ferguson	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Jonathan Peterson	212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2023
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 58.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint ventures properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units, (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units and (12) on and after February 3, 2023, which was the end of the performance period for 2020 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2020 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2021, 2022 and 2023 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are

Q2 2023
Definitions (continued)

evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income attributable to Boston Properties, Inc, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2023
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2023
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, losses from early extinguishments of debt, interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, interest and other income (loss), gain on sales-type lease and other income - assignment fee. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2023
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Jun-23	31-Mar-23
Revenue	$817,153	$803,200
Partners’ share of revenue from consolidated joint ventures (JVs)	(80,383)	(79,448)
BXP’s share of revenue from unconsolidated JVs	68,417	65,659
BXP’s Share of revenue	$805,187	$789,411

Straight-line rent	$26,493	$24,806
Partners’ share of straight-line rent from consolidated JVs	(4,641)	(3,649)
BXP’s share of straight-line rent from unconsolidated JVs	3,075	2,706
BXP’s Share of straight-line rent	$24,927	$23,863

Fair value lease revenue [2]	$5,850	$3,596
Partners’ share of fair value lease revenue from consolidated JVs [2]	(140)	(140)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	1,066	1,123
BXP’s Share of fair value lease revenue [2]	$6,776	$4,579

Lease termination income	$(164)	$195
Partners’ share of termination income from consolidated JVs	276	(172)
BXP’s share of termination income from unconsolidated JVs	3,113	877
BXP’s Share of termination income	$3,225	$900

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$26,054	$23,064
Partners’ share of parking and other revenue from consolidated JVs	(299)	(594)
BXP’s share of parking and other revenue from unconsolidated JVs	3,077	2,925
BXP’s Share of parking and other revenue	$28,832	$25,395

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	304	304
BXP’s Share of hedge amortization, net of costs	$1,750	$1,750

Straight-line ground rent expense adjustment	$669	$401
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	142	142
BXP’s Share of straight-line ground rent expense adjustment	$811	$543

Depreciation and amortization	$202,577	$208,734
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,858)	(17,711)
BXP’s share of depreciation and amortization from unconsolidated JVs	25,756	25,645
BXP’s Share of depreciation and amortization	$210,475	$216,668

Lease transaction costs that qualify as rent inducements [3]	$3,402	$5,386
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(279)	(185)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	108	318
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$3,231	$5,519

2nd generation tenant improvements and leasing commissions	$49,500	$53,656
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(6,546)	(9,904)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,038	1,403
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$43,992	$45,155

Q2 2023
Reconciliations (continued)

Maintenance capital expenditures [4]	$29,015	$21,455
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(5,221)	(3,216)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	338	269
BXP’s Share of maintenance capital expenditures [4]	$24,132	$18,508

Interest expense	$142,473	$134,207
Partners’ share of interest expense from consolidated JVs	(11,871)	(11,761)
BXP’s share of interest expense from unconsolidated JVs	24,402	23,701
BXP’s Share of interest expense	$155,004	$146,147

Capitalized interest	$10,564	$10,589
Partners’ share of capitalized interest from consolidated JVs	(41)	(30)
BXP’s share of capitalized interest from unconsolidated JVs	1,864	1,630
BXP’s Share of capitalized interest	$12,387	$12,189

Amortization of financing costs	$5,096	$4,955
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(499)
BXP’s share of amortization of financing costs from unconsolidated JVs	676	760
BXP’s Share of amortization of financing costs	$5,274	$5,216

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$499	$499

_____________
1Represents the reinstatement of accrued rent balances related to clients that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2023
Reconciliations (continued)
for the three months ended June 30, 2023
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$75,742	$100,008	$175,750
Straight-line rent	5,723	5,227	10,950
Fair value lease revenue	327	21	348
Termination income	—	(613)	(613)
Total lease revenue	81,792	104,643	186,435
Parking and other	9	656	665
Total rental revenue [2]	81,801	105,299	187,100
Expenses
Operating	32,825	38,904	71,729
Net Operating Income (NOI)	48,976	66,395	115,371

Other income (expense)
Development and management services revenue	20	599	619
Interest and other income	1,459	1,912	3,371
Interest expense	(21,072)	(7,658)	(28,730)
Depreciation and amortization expense	(17,310)	(22,977)	(40,287)
General and administrative expense	(74)	(42)	(116)
Total other income (expense)	(36,977)	(28,166)	(65,143)
Net income	$11,999	$38,229	$50,228

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$18,916	$29,042	$47,958
BXP’s share of NOI (after income allocation to private REIT shareholders)	$30,060	$37,353	$67,413
Unearned portion of capitalized fees [4]	$495	$462	$957

Partners’ share of select items [3]
Partners’ share of parking and other revenue	$4	$295	$299
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$374	$419	$793
Partners’ share of capitalized interest	$41	$—	$41
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(279)	$(279)
Partners’ share of management and other fees	$676	$866	$1,542
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(175)	$(199)
Partners’ share of basis differential interest and other adjustments	$(4)	$103	$99

Reconciliation of Partners’ share of EBITDAre [5]
Partners’ NCI	$3,778	$15,990	$19,768
Add:
Partners’ share of interest expense after BXP’s basis differential	8,425	3,446	11,871
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,274	10,584	17,858
Partners’ share of EBITDAre	$19,477	$30,020	$49,497

Q2 2023
Reconciliations (continued)
for the three months ended June 30, 2023
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Rental revenue [2]	$32,720	$47,385	$80,105
Less: Termination income	—	(276)	(276)
Rental revenue (excluding termination income) [2]	32,720	47,661	80,381
Less: Operating expenses (including partners’ share of management and other fees)	13,804	18,364	32,168
Income allocation to private REIT shareholders	—	(21)	(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,916	$29,318	$48,234

Rental revenue (excluding termination income) [2]	$32,720	$47,661	$80,381
Less: Straight-line rent	2,289	2,352	4,641
Fair value lease revenue	131	9	140
Add: Lease transaction costs that qualify as rent inducements	—	279	279
Subtotal	30,300	45,579	75,879
Less: Operating expenses (including partners’ share of management and other fees)	13,804	18,364	32,168
Income allocation to private REIT shareholders	—	(21)	(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,496	$27,236	$43,732

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$32,720	$47,385	$80,105
Add: Development and management services revenue	8	270	278
Revenue	$32,728	$47,655	$80,383
_________
1Lease revenue includes recoveries from clients and service income from clients.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
3Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
5Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2023
Reconciliations (continued)
for the three months ended June 30, 2023
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,680	$34,242		$23,399		$11,635		$6,693	$29,163		$129,812
Straight-line rent	1,682	(132)		556		(51)		531	4,326		6,912
Fair value lease revenue	—	116		1,538		21		1,134	—		2,809
Termination income	—	21		—		—		—	15,507		15,528
Total lease revenue	26,362	34,247		25,493		11,605		8,358	48,996		155,061
Parking and other	1	4,044		88		203		484	1,977		6,797
Total rental revenue [3]	26,363	38,291		25,581		11,808		8,842	50,973		161,858
Expenses
Operating	8,822	14,540		15,261	[4]	4,719		3,262	14,258		60,862
Net operating income/(loss)	17,541	23,751		10,320		7,089		5,580	36,715		100,996

Other income/(expense)
Development and management services revenue	—	—		561		—		—	11		572
Interest and other income	448	540		286		8		117	942		2,341
Interest expense	(11,486)	(11,870)		(13,024)		—		(3,546)	(18,873)		(58,799)
Unrealized gain on derivative instruments	—	—		14,457		—		—	—		14,457
Transaction costs	(6)	—		—		—		(3)	(18)		(27)
Depreciation and amortization expense	(8,416)	(12,546)		(8,459)		(4,749)		(5,168)	(11,895)		(51,233)
General and administrative expense	(1)	(23)		(118)		(5)		(5)	(9)		(161)
Loss from early extinguishment of debt	—	—		—		—		—	(3)		(3)
Total other income/(expense)	(19,461)	(23,899)		(6,297)		(4,746)		(8,605)	(29,845)		(92,853)
Net income/(loss)	$(1,920)	$(148)		$4,023		$2,343		$(3,025)	$6,870		$8,143

BXP’s share of select items:
BXP’s share of parking and other revenue	$1	$2,117		$35		$102		$163	$659	[5]	$3,077
BXP’s share of amortization of financing costs	$167	$96		$69		$—		$29	$315	[5]	$676
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$252	$52		$304
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—		$499
BXP’s share of capitalized interest	$—	$—		$1,757		$—		$—	$107	[5]	$1,864

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(964)	$(980)		$(5,972)		$450		$(1,032)	$1,830	[5]	$(6,668)
Add:
BXP’s share of interest expense	5,744	6,279		4,726		—		1,194	6,459	[5]	24,402
BXP’s share of depreciation and amortization expense	4,212	7,719	[6]	4,968		2,880	[6]	1,739	4,238	[5]	25,756
BXP’s share of loss from early extinguishment of debt	—	—		—		—		—	1		1
BXP’s share of EBITDAre	$8,992	$13,018	[6]	$3,722		$3,330	[6]	$1,901	$12,528	[5]	$43,491

Q2 2023
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,182	$20,439	[6]	$8,145	$5,692	[6]	$2,977	$17,699	[5]	$68,134
BXP’s share of operating expenses	4,411	7,671		4,782	2,360		1,099	5,557	[5]	25,880
BXP’s share of net operating income/(loss)	8,771	12,768	[6]	3,363	3,332	[6]	1,878	12,142	[5]	42,254
Less:
BXP’s share of termination income	—	12		—	—		—	3,101		3,113
BXP’s share of net operating income/(loss) (excluding termination income)	8,771	12,756		3,363	3,332		1,878	9,041	[5]	39,141
Less:
BXP’s share of straight-line rent	841	23	[6]	603	(19)	[6]	179	1,448	[5]	3,075
BXP’s share of fair value lease revenue	—	365	[6]	527	(208)	[6]	382	—		1,066
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		142	—		—	—		142
BXP’s share of lease transaction costs that qualify as rent inducements	—	(110)		87	—		—	131	[5]	108
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$7,930	$12,258	[6]	$2,462	$3,559	[6]	$1,317	$7,724	[5]	$35,250

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,182	$20,439	[6]	$8,145	$5,692	[6]	$2,977	$17,699	[5]	$68,134
Add:
BXP’s share of development and management services revenue	—	—		281	—		—	2		283
BXP’s share of revenue	$13,182	$20,439	[6]	$8,426	$5,692	[6]	$2,977	$17,701	[5]	$68,417

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 54.
4 Includes approximately $284 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q2 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Mar-23	31-Mar-22
Net income attributable to Boston Properties, Inc.	$77,890	$143,047
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,078	16,361
Noncontrolling interest in property partnerships	18,660	17,549
Net income	105,628	176,957
Add:
Interest expense	134,207	101,228
Depreciation and amortization expense	208,734	177,624
Transaction costs	911	—
Payroll and related costs from management services contracts	5,235	4,065
General and administrative expense	55,802	43,194
Less:
Interest and other income (loss)	10,941	1,228
Unrealized gain on non-real estate investment	259	—
Gains (losses) from investments in securities	1,665	(2,262)
Income (loss) from unconsolidated joint ventures	(7,569)	2,189
Gains on sales of real estate	—	22,701
Direct reimbursements of payroll and related costs from management services contracts	5,235	4,065
Development and management services revenue	8,980	5,831
Net Operating Income (NOI)	491,006	469,316
Add:
BXP’s share of NOI from unconsolidated joint ventures	40,756	37,321
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,097	47,055
BXP’s Share of NOI	484,665	459,582
Less:
Termination income	195	2,078
BXP’s share of termination income from unconsolidated joint ventures	877	606
Add:
Partners’ share of termination income from consolidated joint ventures	172	221
BXP’s Share of NOI (excluding termination income)	$483,765	$457,119

Net Operating Income (NOI)	$491,006	$469,316
Less:
Termination income	195	2,078
NOI from non Same Properties (excluding termination income)	42,921	21,598
Same Property NOI (excluding termination income)	447,890	445,640
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	46,925	46,834
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	39,879	36,715
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	3,849	448
BXP’s Share of Same Property NOI (excluding termination income)	$436,995	$435,073

Change in BXP’s Share of Same Property NOI (excluding termination income)	$1,922
Change in BXP’s Share of Same Property NOI (excluding termination income)	0.4%

Q2 2023
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Mar-23	31-Mar-22
Net income attributable to Boston Properties, Inc.	$77,890	$143,047
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,078	16,361
Noncontrolling interest in property partnerships	18,660	17,549
Net income	105,628	176,957
Add:
Interest expense	134,207	101,228
Depreciation and amortization expense	208,734	177,624
Transaction costs	911	—
Payroll and related costs from management services contracts	5,235	4,065
General and administrative expense	55,802	43,194
Less:
Interest and other income (loss)	10,941	1,228
Unrealized gain on non-real estate investment	259	—
Gains (losses) from investments in securities	1,665	(2,262)
Income (loss) from unconsolidated joint ventures	(7,569)	2,189
Gains on sales of real estate	—	22,701
Direct reimbursements of payroll and related costs from management services contracts	5,235	4,065
Development and management services revenue	8,980	5,831
Net Operating Income (NOI)	491,006	469,316
Less:
Straight-line rent	24,806	22,186
Fair value lease revenue	3,596	1,655
Amortization and accretion related to sales type lease	226	—
Termination income	195	2,078
Add:
Straight-line ground rent expense adjustment [1]	591	576
Lease transaction costs that qualify as rent inducements [2]	5,386	(4,583)
NOI - cash (excluding termination income)	468,160	439,390
Less:
NOI - cash from non Same Properties (excluding termination income)	33,115	13,269
Same Property NOI - cash (excluding termination income)	435,045	426,121
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	43,321	43,366
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	36,510	22,759
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	3,067	(243)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$425,167	$405,757

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$19,410
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	4.8%

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(190) and $168 for the three months ended March 31, 2023 and 2022, respectively. As of March 31, 2023, the Company has remaining lease payments aggregating approximately $24.7 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q2 2023
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-22	31-Mar-22
Revenue
Lease	$721,899	$718,120
Parking and other	26,474	20,931
Insurance proceeds	3,872	803
Hotel revenue	12,089	4,557
Development and management services	6,354	5,831
Direct reimbursements of payroll and related costs from management services contracts	3,239	4,065
Total revenue	773,927	754,307
Expenses
Operating	137,531	137,088
Real estate taxes	132,056	131,527
Demolition costs	—	5
Restoration expenses related to insurance claim	4,261	1,635
Hotel operating	6,444	4,840
General and administrative	34,665	43,194
Payroll and related costs from management services contracts	3,239	4,065
Transaction costs	496	—
Depreciation and amortization	183,146	177,624
Total expenses	501,838	499,978
Other income (expense)
Income (loss) from unconsolidated joint ventures	(54)	2,189
Gains on sales of real estate	96,247	22,701
Losses from investments in securities	(4,716)	(2,262)
Interest and other income (loss)	1,195	1,228
Other income - assignment fee	6,624	—
Interest expense	(104,142)	(101,228)
Net income	267,243	176,957
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,546)	(17,549)
Noncontrolling interest - common units of the Operating Partnership	(25,708)	(16,361)
Net income attributable to Boston Properties, Inc.	$222,989	$143,047

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.42	$0.91
Net income attributable to Boston Properties, Inc. per share - diluted	$1.42	$0.91